                                                                   EXHIBIT 10.13


Recording Requested by:

         Michael J. McElhaney, Jr.

When Recorded, Return to:

         Brown & Wood LLP
         One World Trade Center
         57th Floor
         New York, New York  10048

         Attention: David J. Weinberger, Esq.
         Telephone Number: (212) 839-5521





================================================================================


                                CROSSHOST, INC.

                                   as Grantor

                                       to

                                                             ,
                  -------------------------------------------

                                   as Trustee
                               for the benefit of

                    CS FIRST BOSTON MORTGAGE CAPITAL CORP.,

                                 as Beneficiary

                          ---------------------------

                 DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
                     SECURITY AGREEMENT AND FIXTURE FILING

                          ---------------------------

                        Date:  as of September 13, 1996

================================================================================

                               TABLE OF CONTENTS

                                   ARTICLE I
                             COVENANTS OF GRANTOR   . . . . . . . . . . .    6
                             --------------------
         1.1     Warranties of Grantor  . . . . . . . . . . . . . . . . .    6
                 ---------------------
         1.2     Defense of Title . . . . . . . . . . . . . . . . . . . .    9
                 ----------------
         1.3     Performance of Obligations . . . . . . . . . . . . . . .   10
                 --------------------------
         1.4     Insurance  . . . . . . . . . . . . . . . . . . . . . . .   10
                 ---------
         1.5     Payment of Taxes . . . . . . . . . . . . . . . . . . . .   13
                 ----------------
         1.6     Tax and Insurance Impound Account  . . . . . . . . . . .   14
                 ---------------------------------
         1.7     Furniture, Fixtures and Equipment Reserve  . . . . . . .   16
                 -----------------------------------------
         1.8     Required Debt Service Coverage . . . . . . . . . . . . .   19
                 ------------------------------
         1.9     Casualty and Condemnation  . . . . . . . . . . . . . . .   19
                 -------------------------
         1.10    Construction Liens . . . . . . . . . . . . . . . . . . .   22
                 ------------------
         1.11    Rents  . . . . . . . . . . . . . . . . . . . . . . . . .   22
                 -----
         1.12    Leases and Licenses  . . . . . . . . . . . . . . . . . .   24
                 -------------------
         1.13    Alienation and Further Encumbrances  . . . . . . . . . .   27
                 -----------------------------------
         1.14    Payment of Utilities, Assessments, Charges, Etc. . . . .   31
                 ------------------------------------------------
         1.15    Access Privileges and Inspections  . . . . . . . . . . .   31
                 ---------------------------------
         1.16    Waste; Alteration of Improvements  . . . . . . . . . . .   31
                 ---------------------------------
         1.17    Zoning . . . . . . . . . . . . . . . . . . . . . . . . .   31
                 ------
         1.18    Financial Statements and Books and Records . . . . . . .   32
                 ------------------------------------------
         1.19    Further Documentation  . . . . . . . . . . . . . . . . .   33
                 ---------------------
         1.20    Payment of Costs; Reimbursement to Beneficiary . . . . .   34
                 ----------------------------------------------
         1.21    Security Interest  . . . . . . . . . . . . . . . . . . .   35
                 -----------------
         1.22    Security Agreement . . . . . . . . . . . . . . . . . . .   36
                 ------------------
         1.23    Easements and Rights-of-Way  . . . . . . . . . . . . . .   38
                 ---------------------------
         1.24    Compliance with Laws . . . . . . . . . . . . . . . . . .   38
                 --------------------
         1.25    Additional Taxes . . . . . . . . . . . . . . . . . . . .   39
                 ----------------
         1.26    Secured Indebtedness . . . . . . . . . . . . . . . . . .   39
                 --------------------
         1.27    Grantor's Waivers  . . . . . . . . . . . . . . . . . . .   40
                 -----------------
         1.28    SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL . . . .   41
                 ------------------------------------------------
         1.29    Contractual Statute of Limitations . . . . . . . . . . .   42
                 ----------------------------------
         1.30    Management . . . . . . . . . . . . . . . . . . . . . . .   42
                 ----------
         1.31    Hazardous Waste and Other Substances . . . . . . . . . .   43
                 ------------------------------------
         1.32    Indemnification; Subrogation . . . . . . . . . . . . . .   46
                 ----------------------------
         1.33    Covenants with Respect to Indebtedness, Operations,
                 ---------------------------------------------------
                 Fundamental Changes of Grantor . . . . . . . . . . . . .   47
                 ------------------------------
         1.34    INTENTIONALLY OMITTED  . . . . . . . . . . . . . . . . .   49
                 ---------------------
         1.35    Repayment Fee  . . . . . . . . . . . . . . . . . . . . .   49
                 -------------
         1.36    Release of Trust Property  . . . . . . . . . . . . . . .   49
                 -------------------------

                                   ARTICLE II
                               EVENTS OF DEFAULT  . . . . . . . . . . . .   52
                               -----------------
         2.1     Events of Default  . . . . . . . . . . . . . . . . . . .   52
                 -----------------

                                  ARTICLE III
                                   REMEDIES   . . . . . . . . . . . . . .   55
                                   --------
         3.1     Remedies Available . . . . . . . . . . . . . . . . . . .   55
                 ------------------
         3.2     Application of Proceeds  . . . . . . . . . . . . . . . .   59
                 -----------------------
         3.3     Right and Authority of Receiver or Beneficiary in
                 -------------------------------------------------
                 the Event of Default; Power of Attorney  . . . . . . . .   59
                 ---------------------------------------
         3.4     Occupancy After Foreclosure  . . . . . . . . . . . . . .   61
                 ---------------------------
         3.5     Notice to Account Debtors  . . . . . . . . . . . . . . .   61
                 -------------------------
         3.6     Cumulative Remedies  . . . . . . . . . . . . . . . . . .   62
                 -------------------
         3.7     Payment of Expenses  . . . . . . . . . . . . . . . . . .   62
                 -------------------

                                  ARTICLE IV
                      MISCELLANEOUS TERMS AND CONDITIONS  . . . . . . . .   62
                      ----------------------------------
         4.1     Time of Essence  . . . . . . . . . . . . . . . . . . . .   62
                 ---------------
         4.2     Release of Deed of Trust . . . . . . . . . . . . . . . .   62
                 ------------------------
         4.3     Certain Rights of Beneficiary  . . . . . . . . . . . . .   62
                 -----------------------------
         4.4     Waiver of Certain Defenses . . . . . . . . . . . . . . .   63
                 --------------------------
         4.5     Notices  . . . . . . . . . . . . . . . . . . . . . . . .   63
                 -------
         4.6     Successors and Assigns . . . . . . . . . . . . . . . . .   63
                 ----------------------
         4.7     Severability . . . . . . . . . . . . . . . . . . . . . .   64
                 ------------
         4.8     Gender . . . . . . . . . . . . . . . . . . . . . . . . .   64
                 ------
         4.9     Waiver; Discontinuance of Proceedings  . . . . . . . . .   64
                 -------------------------------------
         4.10    Section Headings . . . . . . . . . . . . . . . . . . . .   65
                 ----------------
         4.11    GOVERNING LAW  . . . . . . . . . . . . . . . . . . . . .   65
                 -------------
         4.12    Counting of Days . . . . . . . . . . . . . . . . . . . .   65
                 ----------------
         4.13    Relationship of the Parties  . . . . . . . . . . . . . .   65
                 ---------------------------
         4.14    Application of the Proceeds of the Note  . . . . . . . .   65
                 ---------------------------------------
         4.15    Unsecured Portion of Indebtedness  . . . . . . . . . . .   65
                 ---------------------------------
         4.16    Cross Default  . . . . . . . . . . . . . . . . . . . . .   65
                 -------------
         4.17    Interest After Sale  . . . . . . . . . . . . . . . . . .   66
                 -------------------
         4.18    Inconsistency with Other Loan Documents  . . . . . . . .   66
                 ---------------------------------------
         4.19    Construction of this Document  . . . . . . . . . . . . .   66
                 -----------------------------
         4.20    No Merger  . . . . . . . . . . . . . . . . . . . . . . .   66
                 ---------
         4.21    Rights With Respect to Junior Encumbrances . . . . . . .   66
                 ------------------------------------------
         4.22    Beneficiary May File Proofs of Claim . . . . . . . . . .   66
                 ------------------------------------
         4.23    Fixture Filing . . . . . . . . . . . . . . . . . . . . .   67
                 --------------
         4.24    After-Acquired Trust Property  . . . . . . . . . . . . .   67
                 -----------------------------
         4.25    No Representation  . . . . . . . . . . . . . . . . . . .   67
                 -----------------
         4.26    Counterparts . . . . . . . . . . . . . . . . . . . . . .   67
                 ------------
         4.27    Personal Liability . . . . . . . . . . . . . . . . . . .   68
                 ------------------
         4.28    Recording and Filing . . . . . . . . . . . . . . . . . .   68
                 --------------------
         4.29    Entire Agreement and Modifications . . . . . . . . . . .   68
                 ----------------------------------

         4.30    Maximum Interest . . . . . . . . . . . . . . . . . . . .   68
                 ----------------
         4.31    INTENTIONALLY OMITTED  . . . . . . . . . . . . . . . . .   69
                 ---------------------
         4.32    Franchise Agreements.  . . . . . . . . . . . . . . . . .   69
                 --------------------
         4.33    Cooperation  . . . . . . . . . . . . . . . . . . . . . .   70
                 -----------
         4.34    Certain Matters Relating to Trust Property Located
                 --------------------------------------------------
                 in the State of California . . . . . . . . . . . . . . .   71
                 --------------------------
         4.35    Certain Matters Relating to Trust Property Located
                 --------------------------------------------------
                 in the State of Missouri . . . . . . . . . . . . . . . .   76
                 ------------------------

                 DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING



         THIS DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING (this "Deed of Trust") is made as of September __, 1996 by CROSSHOST, INC., as Grantor ("Grantor"), whose address is 14800 Quorum Drive, Suite 510, Dallas, Texas 75240, to Michael J. McElhaney, Jr., whose address is 711 Delmas Avenue, Pascagoula, Mississippi 39568, as Trustee ("Trustee") for the benefit of CS FIRST BOSTON MORTGAGE CAPITAL CORP., as Beneficiary ("Beneficiary"), whose address is 55 East 52nd Street, New York, New York 10055-0186.

                        G R A N T I N G  C L A U S E S:

         For an in consideration of the premises and for the purposes herein described, Grantor hereby irrevocably grants, bargains, sells, conveys, transfers and assigns to Trustee, its successors and assigns, in trust, upon the statutory condition with mortgage covenants and the statutory power of sale and right of entry and possession, all of the estate, right, title and interest of Grantor in the following described property of Grantor, whether now owned or hereafter acquired (collectively, the "Trust Property"), and Grantor hereby grants to Beneficiary a security interest in all of Grantor's right, title and interest in and to that portion of the Trust Property which is personal property or otherwise is covered by the Mississippi Commercial Code (the "UCC"), and Grantor hereby presently and absolutely assigns to Beneficiary all of Grantor's right, title and interest in and to that portion of the Trust Property which is Rents (as hereinafter defined).

         (A) All that certain real property situated in the County of Jackson, State of Mississippi, more particularly described on Exhibit A attached hereto and incorporated herein by this reference (the "Premises"), together with all of the easements, rights, privileges, franchises, tenements, hereditaments and appurtenances now or hereafter thereunto belonging or in any way appertaining thereto, and all of the estate, right, title, interest, claim and demand whatsoever of Grantor therein or thereto, either at law or in equity, in possession or in expectancy, now or hereafter acquired;

         (B) All structures, buildings and improvements of every kind and description now or at any time hereafter located or placed on the Premises (the "Improvements");

         (C) All furniture, furnishings, fixtures, goods, equipment, inventory or personal property owned by Grantor and now or hereafter located on, attached to or used in and about the Improvements, including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures, inventory and articles of personal property and accessions thereof and renewals, replacements thereof and substitutions therefor (including, but not limited to, beds, bureaus, chiffonniers, chests, chairs, desks, lamps, mirrors, bookcases, tables, rugs, carpeting, drapes, draperies, curtains, shades, venetian blinds, screens, paintings, hangings, pictures, divans, couches, luggage carts, luggage racks, stools, sofas, chinaware, linens, pillows, blankets, glassware, foodcarts, cookware, dry cleaning facilities, dining room wagons, keys or other entry systems, bars, bar fixtures, liquor and other drink dispensers, icemakers, radios, television sets, intercom and paging equipment, electric and electronic equipment, dictating equipment, private telephone systems, medical equipment, potted plants, heating, lighting and plumbing fixtures, fire prevention and extinguishing apparatus, cooling and air-conditioning systems, elevators, escalators, fittings, plants, apparatus, stoves, ranges, refrigerators, laundry machines, tools, machinery, engines, dynamos, motors, boilers, incinerators, switchboards, conduits, compressors, vacuum cleaning systems, floor brackets, electrical signs, bulbs, bells, ash and fuel, conveyors, cabinets, lockers, shelving, spotlighting equipment, dishwashers, garbage disposals, washers and dryers, other customary hotel equipment and other tangible property of every kind and nature whatsoever and all fixtures and appurtenances thereto, and such other goods and chattels and personal property owned by Grantor as are now or hereafter used or furnished in operating the Improvements, or the activities conducted therein, and all building materials and equipment hereafter situated on or about the Premises or Improvements, (hereinafter collectively called the "Equipment"), and the right, title and interest of Grantor in and to any of the Equipment which may be subject to any security agreements (as defined in the Uniform Commercial Code), superior in lien to the lien of this Deed of Trust, and all warranties and guaranties relating thereto, and all additions thereto and substitutions and replacements therefor (exclusive of any of the foregoing owned or leased by tenants of space in the Improvements);

         (D) All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, and other emblements now or hereafter located on the Premises or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Trust Property or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Grantor;

         (E) All water, ditches, wells, reservoirs and drains and all water, ditch, well, reservoir and drainage rights which are appurtenant to, located on, under or above or used in connection with the Premises or the Improvements, or any part thereof, whether now existing or hereafter created or acquired;

         (F) All minerals, crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on, under or above the Premises;

         (G) All cash funds, deposit accounts and other rights and evidence of rights to cash, now or hereafter created or held by Beneficiary pursuant to this Deed of Trust or any other of the Loan Documents (as hereinafter defined), including, without limitation, all funds now or hereafter on deposit in the Impound Account and the FF&E Reserve (each as hereinafter defined);

         (H) All leases, licenses, concessions and occupancy agreements of the Premises or the Improvements, whether written or oral, now or hereafter entered into and all rents, royalties, issues, profits, bonus money, revenue, income, rights and other benefits (collectively, the "Rents") of the Premises or the Improvements, now or hereafter arising from the use or enjoyment of all or any portion thereof or from any present or future lease (including, without limitation, oil, gas and mineral leases), license, concession, occupancy agreement or other agreement pertaining thereto or arising from any of the Leases (as hereinafter defined) or any of the General Intangibles (as hereinafter defined) and all cash or securities deposited to secure performance by the tenants, lessees or licensees, as applicable, of their obligations under any such leases, licenses, concessions or occupancy agreements, whether said cash or securities are to be held until the expiration of the terms of said leases, licenses, concessions or occupancy agreements or applied to one or more of the installments of rent coming due prior to the expiration of said terms, subject, however, to the provisions contained in Section 1.11 hereinbelow;

         (I) All contracts and agreements now or hereafter entered into covering any part of the Premises or the Improvements including, without limitation, that certain lease (the "Crossroads Lease") of the Trust Property between Mortgagor and Crossroads Hospitality Tenant Company, L.L.C. dated September 6, 1996, (collectively, the "Leases") and all revenue, income and other benefits thereof, including, without limitation, management agreements, service contracts, maintenance contracts, equipment leases, personal property leases and any contracts or documents relating to construction on any part of the Premises or the Improvements (including plans, drawings, surveys, tests, reports, bonds and governmental approvals) or to the management or operation of any part of the Premises or the Improvements;

         (J) All present and future monetary deposits given to any public or private utility with respect to utility services furnished to any part of the Premises or the Improvements;

         (K) All present and future funds, accounts, instruments, accounts receivable, documents, causes of action, claims, general intangibles (including, without limitation, trademarks, trade names, service marks and symbols now or hereafter used in connection with any part of the Premises or the Improvements, all names by which the Premises or the Improvements may be operated or known, all rights to carry on business under such names, and all rights, interest and privileges which Grantor has or may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Premises or the Improvements) and all notes or chattel paper now or hereafter arising from or by virtue of any transactions related to the Premises or the Improvements (collectively, the "General Intangibles");

         (L) All water taps, sewer taps, certificates of occupancy, permits, licenses, franchises, certificates, consents, approvals and other rights and privileges now or hereafter obtained in connection with the Premises or the Improvements and all present and future warranties and guaranties relating to the Improvements or to any equipment, fixtures, furniture, furnishings, personal property or components of any of the foregoing now or hereafter located or installed on the Premises or the Improvements;

         (M) All building materials, supplies and equipment now or hereafter placed on the Premises or in the Improvements and all architectural renderings, models, drawings, plans, specifications, studies and data now or hereafter relating to the Premises or the Improvements;

         (N) All right, title and interest of Grantor in any insurance policies or binders now or hereafter relating to the Trust Property, including any unearned premiums thereon;

         (O) All proceeds, products, substitutions and accessions (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards; and

         (P) All other or greater rights and interests of every nature in the Premises or the Improvements and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by Grantor.

         FOR THE PURPOSE OF SECURING:

         (1) The debt evidenced by that certain Promissory Note (such Promissory Note, together with any and all renewals, modifications, consolidations and extensions thereof, is hereinafter referred to as the "Note") of even date with this Deed of Trust, made by Grantor payable to the order of Beneficiary in the principal face amount of FIFTEEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($15,000,000.00), together with interest as therein provided, with a maturity date of October 1, 1997;

         (2) The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the Debt (as hereinafter defined) (the Note, this Deed of Trust, and such other agreements, documents and instruments, together with any and all renewals, amendments, extensions and modifications thereof, are hereinafter collectively referred to as the "Loan Documents") and the payment of all other sums therein covenanted to be paid;

         (3) Any and all additional advances made by Beneficiary to protect or preserve the Trust Property or the lien or security interest created hereby on the Trust Property, or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of Grantor's obligations hereunder or under the other Loan Documents or for any other purpose provided herein or in the other Loan Documents (whether or not the original Grantor remains the owner of the Trust Property at the time of such advances); and

         (4) Any and all other indebtedness now owing or which may hereafter be owing by Grantor to Beneficiary, however and whenever incurred or evidenced, whether express or implied, direct or indirect, absolute or contingent, or due or to become due, and all renewals, modifications, consolidations, replacements and extensions thereof, it being contemplated by Grantor and Beneficiary that Grantor may hereafter become so indebted to Beneficiary.

(All of the sums referred to in Paragraphs (1) through (4) above are herein referred to as the "Debt".

         TO HAVE AND TO HOLD the Trust Property unto Trustee, its successors and assigns forever, and Grantor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND the title to the Trust Property, subject to the Permitted Encumbrances (as hereinafter defined), to Beneficiary against every person whomsoever lawfully claiming or to claim the same or any part thereof;

         PROVIDED, HOWEVER, that if the principal and interest and all other sums due or to become due under the Note, including, without limitation, any prepayment fees required pursuant to the terms of the Note, shall have been paid at the time and in the manner stipulated therein and the Debt shall have been paid and all other covenants contained in the Loan Documents shall have been performed, then, in such case, the liens, security interests, estates and rights granted by this Deed of Trust shall be satisfied and the estate, right, title and interest of Beneficiary in the Trust Property shall cease, and upon payment to Beneficiary of all costs and expenses incurred for the preparation of the release hereinafter referenced and all recording costs if allowed by law, Beneficiary shall promptly satisfy and release this Deed of Trust of record and the lien hereof by proper instrument.


                                   ARTICLE I
                              COVENANTS OF GRANTOR

         For the purpose of further securing the Debt and for the protection of the security of this Deed of Trust, for so long as the Debt or any part thereof remains unpaid, Grantor covenants and agrees as follows:

         1.1 Warranties of Grantor. Grantor, for itself and its successors and assigns, does hereby represent, warrant and covenant to and with Beneficiary, its successors and assigns, that:

                 (a) Grantor has good, marketable and indefeasible fee simple title to the Trust Property, subject only to those matters expressly set forth as exceptions to or subordinate matters in the title insurance policy insuring the lien of this Deed of Trust (such items being the "Permitted Encumbrances"), and has full power and lawful authority to grant, bargain, sell, convey, assign, transfer, encumber and mortgage its interest in the Trust Property in the manner and form hereby done or intended. Grantor will preserve its interest in and title to the Trust Property and will forever warrant and defend the same to Beneficiary against any and all claims whatsoever and will forever warrant and defend the validity and priority of the lien and security interest created herein against the claims of all persons and parties whomsoever, subject to the Permitted Encumbrances. The foregoing warranty of title shall survive the foreclosure of this Deed of Trust and shall inure to the benefit of and be enforceable by Beneficiary in the event Beneficiary acquires title to the Trust Property pursuant to any foreclosure;

                 (b) No bankruptcy or insolvency proceedings are pending or contemplated by Grantor or, to the best knowledge of Grantor, against Grantor or by or against any endorser, cosigner or guarantor of the Note;

                 (c) All reports, certificates, affidavits, statements and other data furnished by Grantor to Beneficiary in connection with the loan evidenced by the Note are true and correct in all material respects and do not omit to state any fact or circumstance necessary to make the statements contained therein not misleading;

                 (d) The execution, delivery and performance of this Deed of Trust, the Note and all of the other Loan Documents have been duly authorized by all necessary action to be, and are, binding and enforceable against Grantor in accordance with the respective terms thereof and do not contravene, result in a breach of or constitute a default (nor upon the giving of notice or the passage of time or both will same constitute a default) under the partnership agreement, articles of incorporation or other organizational documents of Grantor or any contract or agreement of any nature to which Grantor is a party or by which Grantor or any of its property may be bound and do not violate or contravene any law, order, decree, rule or regulation to which Grantor is subject;

                 (e) The Premises and the Improvements and the intended use thereof by Grantor comply with all applicable restrictive covenants, zoning ordinances, subdivision and building codes, flood disaster laws, applicable health and environmental laws and regulations and all other ordinances, orders or requirements issued by any state, federal or municipal authorities having or claiming jurisdiction over the Trust Property. The Premises and Improvements constitute a separate tax parcel for purposes of ad valorem taxation. The Premises and Improvements do not require any rights over, or restrictions against, other property in order to comply with any of the aforesaid governmental ordinances, orders or requirements;

                 (f) All utility services necessary and sufficient for the full use, occupancy, operation and disposition of the Premises and the Improvements for their intended purposes are available to the Trust Property, including water, storm sewer, sanitary sewer, gas, electric, cable and telephone facilities, through public rights-of-way or perpetual private easements approved by Beneficiary;

                 (g) All streets, roads, highways, bridges and waterways necessary for access to and full use, occupancy, operation and disposition of the Premises and the Improvements have been completed, have been dedicated to and accepted by the appropriate municipal authority and are open and available to the Premises and the Improvements without further condition or cost to Grantor;

                 (h) All curb cuts, driveways and traffic signals shown on the survey delivered to Beneficiary prior to the execution and delivery of this Deed of Trust are existing and have been fully approved by the appropriate governmental authority;

                 (i) There are no judicial, administrative, mediation or arbitration actions, suits or proceedings pending or threatened against or affecting Grantor (or, if Grantor is a partnership, any of its general partners) or the Trust Property which, if adversely determined, would materially impair either the Trust Property or Grantor's ability to perform the covenants or obligations required to be performed under the Loan Documents;

                 (j) The Trust Property is free from delinquent water charges, sewer rents, taxes and assessments;

                 (k) As of the date of this Deed of Trust, the Trust Property is free from unrepaired damage caused by fire, flood, accident or other casualty;

                 (l) As of the date of this Deed of Trust, no part of the Premises or the Improvements has been taken in condemnation, eminent domain or like proceeding nor is any such proceeding pending or, to Grantor's knowledge and belief, threatened or contemplated;

                 (m) Grantor possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits necessary for the conduct of its business substantially as now conducted;

                 (n) The Improvements are structurally sound, in good repair and free of defects in materials and workmanship and have been constructed and installed in substantial compliance with the plans and specifications relating thereto. All major building systems located within the Improvements, including, without limitation, the heating and air conditioning systems and the electrical and plumbing systems, are in good working order and condition;

                 (o) Grantor has delivered to Beneficiary true, correct and complete copies of all Leases and all amendments thereto or modifications thereof;

                 (p) Grantor and the Trust Property are free from any past due obligations for sales and payroll taxes;

                 (q) There are no security agreements or financing statements affecting any of the Trust Property other than (i) as disclosed in writing by Grantor to Beneficiary prior to the date hereof and (ii) the security agreements and financing statements created in favor of Beneficiary;

                 (r) Grantor has delivered a true, correct and complete schedule (the "Rent Roll") of all leases affecting the Trust Property (collectively, "Leases") as of the date hereof, which accurately and completely sets forth in all material respects for each such Lease, the following: the name of the tenant, the lease expiration date, extension and renewal provisions, the base rent payable, and the security deposit held thereunder;

                 (s) Each Lease constitutes the legal, valid and binding obligation of Grantor and, to the best of Grantor's knowledge and belief, is enforceable against the tenant thereof. No default exists, or with the passing of time or the giving of notice or both would exist, under any Lease which would, in the aggregate, have a material adverse effect on Grantor or the Trust Property;

                 (t) No tenant under any Lease has, as of the date hereof, paid rent more than thirty (30) days in advance, and the rents under such Leases have not been waived, released, or otherwise discharged or compromised;

                 (u) All work to be performed by Grantor under the Leases has been substantially performed, all contributions to be made by Grantor to the tenants thereunder have been made and all other conditions precedent to each such tenant's obligations thereunder have been satisfied;

                 (v) Each tenant under a Lease has entered into occupancy of the demised premises;

                 (w) Grantor has delivered to Beneficiary true, correct and complete copies of all Leases described in the Rent Roll;

                 (x) To the best of Grantor's knowledge and belief, each tenant is free from bankruptcy, reorganization or arrangement proceedings or a general assignment for the benefit of creditors; and

                 (y) No Lease provides any party with the right to obtain a lien or encumbrance upon the Trust Property superior to the lien of this Deed of Trust.

         1.2 Defense of Title. If, while this Deed of Trust is in force, the title to the Trust Property or the interest of Beneficiary therein shall be the subject, directly or indirectly, of any action at law or in equity, or be attached directly or indirectly, or endangered, clouded or adversely affected in any manner, Grantor, at Grantor's expense, shall take all necessary and proper steps for the defense of said title or interest, including the employment of counsel approved by Beneficiary, the prosecution or defense of litigation, and the compromise or discharge of claims made against said title or interest. Notwithstanding the foregoing, in the event that Beneficiary determines that Grantor is not adequately performing its obligations under this Section, Beneficiary may, without limiting or waiving any other rights or remedies of Beneficiary hereunder, take such steps with respect thereto as Beneficiary shall deem necessary or proper and any and all costs and expenses incurred by Beneficiary in connection therewith, together with interest thereon at the Default Interest Rate (as defined in the Note) from the date incurred by Beneficiary until actually paid by Grantor, shall be immediately paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Debt.

         1.3 Performance of Obligations. Grantor shall pay when due the principal of and the interest on the Debt in accordance with the terms of the Note. Grantor shall also pay all charges, fees and other sums required to be paid by Grantor as provided in the Loan Documents, in accordance with the terms of the Loan Documents, and shall observe, perform and discharge all obligations, covenants and agreements to be observed, performed or discharged by Grantor set forth in the Loan Documents in accordance with their terms. Further, Grantor shall promptly and strictly perform and comply with all covenants, conditions, obligations and prohibitions required of Grantor in connection with any other document or instrument affecting title to the Trust Property, or any part thereof, regardless of whether such document or instrument is superior or subordinate to this Deed of Trust.

         1.4 Insurance. Grantor shall, or shall cause the party set forth as tenant ("Tenant") under the Crossroads Lease to, at the sole expense of Grantor or Tenant, as appropriate, maintain in force and effect on the Trust Property at all times while this Deed of Trust continues in effect the following insurance:

                 (a) Insurance against loss or damage to the Trust Property by fire, windstorm, tornado and hail and against loss and damage by such other, further and additional risks as may be now or hereafter embraced by an "all-risk" form of insurance policy. The amount of such insurance shall be not less than one hundred percent (100%) of the full replacement (insurable) cost of the Improvements, furniture, furnishings, fixtures, equipment and other items (whether personalty or fixtures) included in the Trust Property and owned by Grantor from time to time, without reduction for depreciation. The determination of the replacement cost amount shall be adjusted annually to comply with the requirements of the insurer issuing such coverage or, at Beneficiary's election, by reference to such indices, appraisals or information as Beneficiary determines in its reasonable discretion. Full replacement cost, as used herein, means, with respect to the Improvements, the cost of replacing the Improvements without regard to deduction for depreciation, exclusive of the cost of excavations, foundations and footings below the lowest basement floor, and means, with respect to such furniture, furnishings, fixtures, equipment and other items, the cost of replacing the same, in each cases, with inflation guard coverage to reflect the effect of inflation, or annual valuation. Each policy or policies shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any co-insurance provisions) or a waiver of any co-insurance provisions, all subject to Beneficiary's approval.

                 (b) Comprehensive Commercial General Liability Insurance for personal injury, bodily injury, death and property damage liability in amounts not less than $5,000,000.00 per occurrence and $6,000,000.00 in the aggregate, (both inclusive of umbrella coverage). During any construction on the Premises, Grantor's general contractor for such construction shall also provide the insurance required in this Subsection (b). Beneficiary hereby retains the right to periodically review the amount of said liability insurance being maintained by Grantor and to require an increase in the amount of said liability insurance should Beneficiary deem an increase to be reasonably prudent under then existing circumstances.

                 (c) General boiler and machinery insurance coverage is required if steam boilers or other pressure-fired vessels are in operation at the Premises. Minimum liability amount per accident must equal the greater of the replacement (insurable value of the Improvements housing such boiler or pressure-fired machinery or $2,000,000.00.

                 (d) If the Premises or any part thereof is identified by the Secretary of Housing and Urban Development as being situated in an area now or subsequently designated as having special flood hazards (including, without limitation, those areas designated as Zone A or Zone V), flood insurance in an amount equal to the outstanding balance of the Note or the maximum amount of flood insurance available, whichever is the lesser.

                 (e) During the period of any construction on the Premises or renovation or alteration of the Improvements, a so-called "Builder's All-Risk Completed Value" or "Course of Construction" insurance policy in non-reporting form for any Improvements under construction, renovation or alteration in an amount approved by Beneficiary and Worker's Compensation Insurance covering all persons engaged in such construction, renovation or alteration.

                 (f) Loss of rents or loss of business income insurance in amounts sufficient to compensate Grantor for all Rents during a period of not less than eighteen (18) months in which the Trust Property may be damaged or destroyed.

                 (g) Such other insurance on the Trust Property or on any replacements or substitutions thereof or additions thereto as may from time to time be required by Beneficiary against other insurable hazards or casualties which at the time are commonly insured against in the case of property similarly situated, due regard being given to the height and type of buildings, their construction, location, use and occupancy.

         All such insurance shall (i) be with insurers authorized to do business in the state within which the Premises is located and who have and maintain a rating of at least "AA" from Standard & Poors, (ii) contain the complete address of the Premises (or a complete legal description), (iii) be for terms of at least one year, (iv) contain deductibles not in excess of five percent (5%) of the full replacement (insurable) cost of the Trust Property, and (v) be subject to the approval of Beneficiary as to insurance companies, amounts, content, forms of policies, method by which premiums are paid and expiration dates.

         Grantor shall as of the date hereof deliver to Beneficiary evidence that said insurance policies have been paid current as of the date hereof and certified copies of such insurance policies and original certificates of insurance signed by an authorized agent evidencing such insurance satisfactory to Beneficiary. Grantor shall renew all such insurance and deliver to Beneficiary certificates evidencing such renewals at least thirty (30) days before any such insurance shall expire. Without limiting the required endorsements to insurance policies, Grantor further agrees that all such policies other than the liability policies shall provide that proceeds thereunder shall be payable to Beneficiary, its successors and assigns, pursuant and subject to a mortgagee clause (without contribution) of standard form attached to, or otherwise made a part of, the applicable policy and that Beneficiary, its successors and assigns, shall be named as (a) an additional insured under all liability insurance policies (b) as the first mortgagee on all property insurance policies and (c) as the lender's loss payee on all loss of rents or loss of business income insurance policies. Grantor further agrees that all such insurance policies: (i) shall provide for at least thirty (30) days' prior written notice to Beneficiary prior to any cancellation or termination thereof and prior to any modification thereof which affects the interest of Beneficiary; (ii) shall contain an endorsement or agreement by the insurer that any loss shall be payable to Beneficiary in accordance with the terms of such policy notwithstanding any act or negligence of Grantor which might otherwise result in forfeiture of such insurance; (iii) shall either name Beneficiary as an additional insured or waive all rights of subrogation against Beneficiary; (iv) in the event that the Trust Property constitutes a legal non-conforming use, shall include an ordinance or law coverage endorsement which will contain "Demolition Cost", "Loss Due to Operation of Law", and "Increased Cost of Construction: coverages; (v) in the event that any Lease requires that any insurance policies affecting the Trust Property contain a waiver of subrogation provision, shall, either by their terms or by endorsement, provide such a waiver; and (vi) may be in the form of blanket policies provided that either such policies contain an endorsement, or Beneficiary receives other evidence satisfactory to Beneficiary, to the effect that the coverage provided thereby will not be affected by the failure to pay any portion of the premium therefor which is not allocable to the Trust Property or by any other action not relating to the Trust Property which would otherwise permit the issuer thereof to cancel the coverage thereof. The delivery to Beneficiary of the insurance policies or the certificates of insurance as provided above shall constitute an assignment of all proceeds payable under such insurance policies relating to the Trust Property by Grantor to Beneficiary as further security for the Debt. In the event of foreclosure of this Deed of Trust, or other transfer of title to the Trust Property in extinguishment in whole or in part of the Debt, all right, title and interest of Grantor in and to all proceeds payable under such policies then in force concerning the Trust Property shall thereupon vest in the purchaser at such foreclosure, or in Beneficiary or other transferee in the event of such other transfer of title. Approval of any insurance by Beneficiary shall not be a representation of the solvency of any insurer or the sufficiency of any amount of insurance. In the event Grantor fails to provide, maintain, keep in force or deliver and furnish to Beneficiary the policies of insurance required by this Deed of Trust or evidence of their renewal as required herein, Beneficiary may, but shall not be obligated to, procure such insurance and Grantor shall pay all amounts advanced by Beneficiary therefor, together with interest thereon at the Default Interest Rate from and after the date advanced by Beneficiary until actually repaid by Grantor, promptly upon demand by Beneficiary. Any amounts so advanced by Beneficiary, together with interest thereon, shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Debt. Beneficiary shall not be responsible for nor incur any liability for the insolvency of the insurer or other failure of the insurer to perform, even though Beneficiary has caused the insurance to be placed with the insurer after failure of Grantor to furnish such insurance.

         1.5 Payment of Taxes. Grantor shall pay or cause to be paid, except to the extent provision is actually made therefor pursuant to Section
1.6 of this Deed of Trust, all taxes and assessments which are or may become a lien on the Trust Property or which are assessed against or imposed upon the Trust Property. Grantor shall furnish Beneficiary with receipts (or if receipts are not immediately available, with copies of canceled checks evidencing payment with receipts to follow promptly after they become available) showing payment of such taxes and assessments at least fifteen (15) days prior to the applicable delinquency date therefor. Notwithstanding the foregoing, Grantor may in good faith, by appropriate proceedings and upon notice to Beneficiary, contest the validity, applicability or amount of any asserted tax or assessment so long as (a) such contest is diligently pursued, (b) Beneficiary determines, in its subjective opinion, that such contest suspends the obligation to pay the tax and that nonpayment of such tax or assessment will not result in the sale, loss, forfeiture or diminution of the Trust Property or any part thereof or any interest of Beneficiary therein, and (c) prior to the earlier of the commencement of such contest or the delinquency date of the asserted tax or assessment, Grantor deposits in the Impound Account (as hereinafter defined) an amount determined by Beneficiary to be adequate to cover the payment of such tax or assessment and a reasonable additional sum to cover possible interest, costs and penalties; provided, however, that Grantor shall promptly cause to be paid any amount adjudged by a court of competent jurisdiction to be due, with all interest, costs and penalties thereon, promptly after such judgment becomes final; and provided further that in any event each such contest shall be concluded and the taxes, assessments, interest, costs and penalties shall be paid prior to the date any writ or order is issued under which the Trust Property may be sold, lost or forfeited.

         1.6 Tax and Insurance Impound Account. Grantor shall establish and maintain at all times while this Deed of Trust continues in effect an impound account (the "Impound Account") with Beneficiary for payment of real estate taxes and assessments and insurance on the Trust Property and as additional security for the Debt. Simultaneously with the execution hereof, Grantor shall deposit in the Impound Account an amount determined by Beneficiary to be necessary to ensure that there will be on deposit with Beneficiary an amount which, when added to the monthly payments subsequently required to be deposited with Beneficiary hereunder on account of real estate taxes, assessments and insurance premiums, will result in there being on deposit with Beneficiary in the Impound Account an amount sufficient to pay the next due annual installment of real estate taxes and assessments on the Trust Property at least one (1) month prior to the delinquency date thereof (if paid in one installment) and the next due annual insurance premiums with respect to the Trust Property at least one (1) month prior to the due date thereof (if paid in one installment). Commencing on the first monthly payment date under the Note and continuing thereafter on each monthly payment date under the Note, Grantor shall pay to Beneficiary, concurrently with and in addition to the monthly payment due under the Note and until the Debt is fully paid and performed, deposits in an amount equal to one-twelfth (1/12) of the amount of the annual real estate taxes and assessments that will next become due and payable on the Trust Property, plus one-twelfth (1/12) of the amount of the annual premiums that will next become due and payable on insurance policies which Grantor is required to maintain hereunder, each as estimated and determined by Beneficiary. So long as no default hereunder or under the other Loan Documents has occurred and is continuing, all sums in the Impound Account shall be held by

Beneficiary in the Impound Account to pay said taxes, assessments and insurance premiums in one installment before the same become delinquent. Grantor shall be responsible for ensuring the receipt by Beneficiary, at least thirty (30) days prior to the respective due date for payment thereof, of all bills, invoices and statements for all taxes, assessments and insurance premiums to be paid from the Impound Account, and so long as no default hereunder or under the other Loan Documents has occurred and is continuing, Beneficiary shall pay the governmental authority or other party entitled thereto directly to the extent funds are available for such purpose in the Impound Account. In making any payment from the Impound Account, Beneficiary shall be entitled to rely on any bill, statement or estimate procured from the appropriate public office or insurance company or agent without any inquiry into the accuracy of such bill, statement or estimate and without any inquiry into the accuracy, validity, enforceability or contestability of any tax, assessment, valuation, sale, forfeiture, tax lien or title or claim thereof. The Impound Account shall not, unless otherwise explicitly required by applicable law, be or be deemed to be escrow or trust funds, but, at Beneficiary's option and in Beneficiary's discretion, may either be held in a separate account or be commingled by Beneficiary with the general funds of Beneficiary. No interest on funds contained in the Impound Account, if any, shall be paid by Beneficiary to Grantor. The Impound Account is solely for the protection of Beneficiary and entails no responsibility on Beneficiary's part beyond the payment of taxes, assessments and insurance premiums following receipt of bills, invoices or statements therefor in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received. Upon assignment of this Deed of Trust by Beneficiary, any funds in the Impound Account shall be turned over to the assignee and any responsibility of Beneficiary, as assignor, with respect thereto shall terminate. If the total funds in the Impound Account shall exceed the amount of payments actually applied by Beneficiary for the purposes of the Impound Account, such excess may be credited by Beneficiary on subsequent payments to be made hereunder or, at the option of Beneficiary, refunded to Grantor. If, however, the Impound Account shall not contain sufficient funds to pay the sums required when the same shall become due and payable, Grantor shall, within ten (10) days after receipt of written notice thereof, deposit with Beneficiary the full amount of any such deficiency. If Grantor shall fail to deposit with Beneficiary the full amount of such deficiency as provided above, Beneficiary shall have the option, but not the obligation, to make such deposit, and all amounts so deposited by Beneficiary, together with interest thereon at the Default Interest Rate from the date so deposited by Beneficiary until actually paid by Grantor, shall be immediately paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Debt evidenced by the Note. If there is a default under this Deed of Trust which is not cured within any applicable grace or cure period, Beneficiary may, but shall not be obligated to, apply at any time the balance then remaining in the Impound Account against the Debt in whatever order Beneficiary shall subjectively determine. No such application of the Impound Account shall be deemed to cure any default hereunder. Upon full payment of the Debt in accordance with its terms or at such earlier time as Beneficiary may elect, the balance of the Impound Account then in Beneficiary's possession shall be paid over to Grantor and no other party shall have any right or claim thereto. Notwithstanding anything contained in this Section 1.6 to the contrary, so long as (a) Tenant is the sole tenant of the entire Trust Property pursuant to the Crossroads Lease, (b) the Crossroads Lease is in full force and effect, (c) no default, or event which with the passing of time or in the giving of notice would become a default, has occurred under the Crossroads Lease, and (d) Tenant is obligated to pay all insurance premiums before they become delinquent for all insurance required to be maintained pursuant to Section 1.4 hereof, the obligations of Grantor under this Section 1.6 to deposit into the Impound Account amounts to pay insurance premiums shall be deemed to have been met; provided, however, in the event the Grantor is obligated pursuant to the Crossroads Lease to pay for or maintain insurance of any type required by Section 1.4 hereof, Grantor shall be required to deposit sums in the Impound Account to pay the premiums for such required insurance pursuant to the terms of this Section 1.6.

         1.7     Furniture, Fixtures and Equipment Reserve.

                 (a) As additional security for the Debt, Grantor shall establish and maintain at all times while this Deed of Trust continues in effect a furniture, fixtures and equipment reserve (the "FF&E Reserve") with Beneficiary for payment of costs and expenses incurred by Grantor in connection with the repair and replacement of furniture, fixtures and equipment used at or in connection with the operation of the Trust Property. Commencing on the first monthly payment date under the Note and continuing thereafter on each monthly payment date under the Note, Grantor shall pay to Beneficiary, concurrently with and in addition to the monthly payment due under the Note and until the Note and all other Debt is fully paid and performed, a deposit to the FF&E Reserve in an amount equal to that set forth on Exhibit E hereof. So long as no default hereunder or under the other Loan Documents has occurred and is continuing, all sums in the FF&E Reserve shall be held by Beneficiary in the FF&E Reserve to pay the costs and expenses of furniture, fixtures and equipment. So long as no default hereunder or under the other Loan Documents has occurred and is continuing, Beneficiary shall, to the extent funds are available for such purpose in the FF&E Reserve, disburse to Grantor the amount paid or incurred by Grantor for furniture, fixtures and equipment within ten
(10) days following: (a) the receipt by Beneficiary of a written request from Grantor for disbursement from the FF&E Reserve and a certification by Grantor in a form approved in writing by Beneficiary that the furniture, fixtures and equipment have been purchased has been completed; and (b) the delivery to Beneficiary of invoices, receipts or other evidence satisfactory to Beneficiary, verifying the cost of the furniture, fixtures and equipment for which Grantor is requesting a disbursement. Beneficiary shall not be required to make advances from the FF&E Reserve more frequently than once in any thirty (30) day period. In making any payment from the FF&E Reserve, Beneficiary shall be entitled to rely on such request from Grantor without any inquiry into the accuracy, validity or contestability of any such amount. Beneficiary may, at Grantor's expense, make or cause to be made during the term of this Deed of Trust an annual inspection of the Trust Property to determine the need, as determined by Beneficiary in its reasonable judgment, for the replacement and/or repair of further furniture, fixtures and equipment for the Trust Property. In the event that such inspection reveals that further furniture, fixtures and equipment for the Trust Property are required, Beneficiary shall provide Grantor with a written description of the required furniture, fixtures and equipment and Grantor shall purchase such furniture, fixtures and equipment to the reasonable satisfaction of Beneficiary within ninety (90) days after the receipt of such description from Beneficiary, or such later date as may be approved by Beneficiary in its sole discretion. The FF&E Reserve shall not, unless otherwise explicitly required by applicable law, be or be deemed to be escrow or trust funds, but, at Beneficiary's option and in Beneficiary's discretion, may either be held in a separate non-interest bearing account or be commingled by Beneficiary with the general funds of Beneficiary. The FF&E Reserve is solely for the protection of Beneficiary and entails no responsibility on Beneficiary's part beyond the payment of the costs and expenses described in this Section in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received. In the event that the amounts on deposit or available in the FF&E Reserve are inadequate to pay the cost of the furniture, fixtures and equipment, Grantor shall pay the amount of such deficiency. Upon assignment of this Deed of Trust by Beneficiary, any funds in the FF&E Reserve shall be turned over to the assignee and any responsibility of Beneficiary, as assignor, with respect thereto shall terminate. If there is a default under this Deed of Trust which is not cured within any applicable grace or cure period, Beneficiary may, but shall not be obligated to, apply at any time the balance then remaining in the FF&E Reserve against the Debt in whatever order Beneficiary shall subjectively determine.
No such application of the FF&E Reserve shall be deemed to cure any default hereunder. Upon full payment of the Debt in accordance with its terms or at such earlier time as Beneficiary may elect, the balance of the FF&E Reserve then in Beneficiary's possession shall be paid over to Grantor and no other party shall have any right or claim thereto.

                 (b) As additional security for the payment and performance by Grantor of all duties, responsibilities and obligations under the Note and the other Loan Documents, Grantor hereby unconditionally and irrevocably assigns, conveys, pledges, mortgages, transfers, delivers, deposits, sets over and confirms unto Beneficiary, and hereby grants to Beneficiary a security interest in, (i) the Impound Account, the FF&E Reserve, and the (as hereinafter defined) (collectively, the "Reserves"), (ii) the accounts into which the Reserves have been deposited, (iii) all insurance on said accounts, (iv) all accounts, contract rights and general intangibles or other rights and interests pertaining thereto, (v) all sums now or hereafter therein or represented thereby, (vi) all replacements, substitutions or proceeds thereof, (vii) all instruments and documents now or hereafter evidencing the Reserves or such accounts, (viii) all powers, options, rights, privileges and immunities pertaining to the Reserves (including the right to make withdrawals therefrom), and (ix) all proceeds of the foregoing. Grantor hereby authorizes and consents to the account into which the Reserves have been deposited being held in Beneficiary's name or the name of any entity servicing the Note for Beneficiary and hereby acknowledges and agrees that Beneficiary, or at Beneficiary's election, such servicing agent, shall have exclusive control over said account. Notice of the assignment and security interest granted to Beneficiary herein may be delivered by Beneficiary at any time to the financial institution wherein the Reserves have been established, and Beneficiary, or such servicing entity, shall have possession of all passbooks or other evidences of such accounts. Grantor hereby assumes all risk of loss with respect to amounts on deposit in the Reserves. Grantor hereby knowingly, voluntarily and intentionally stipulates, acknowledges and agrees that the advancement of the funds from the Reserves as set forth herein is at Grantor's direction and is not the exercise by Beneficiary of any right of set-off or other remedy upon a default. Grantor hereby waives all right to withdraw funds from the Reserves except as provided for in this Deed of Trust. If a default shall occur hereunder or under any other of the Loan Documents which is not cured within any applicable grace or cure period, then Beneficiary may, without notice or demand on Grantor, at its option: (A) withdraw any or all of the funds (including, without limitation, interest) then remaining in the Reserves and apply the same, after deducting all costs and expenses of safekeeping, collection and delivery (including, but not limited to, reasonable attorneys' fees, costs and expenses) to the Debt or any other obligations of Grantor under the other Loan Documents in such manner or as Beneficiary shall deem appropriate in its sole discretion, and the excess, if any, shall be paid to Grantor, (B) exercise any and all rights and remedies of a secured party under any applicable Uniform Commercial Code, or (C) exercise any other remedies available at law or in equity. No such use or application of the funds contained in the Reserves shall be deemed to cure any default hereunder or under the other Loan Documents.

         1.8 Required Debt Service Coverage. At all time during the term of this Deed of Trust, Grantor shall maintain an annual Aggregate Debt Service Coverage (as defined in Section 1.36 hereof) of not less than 1.40 for the preceding twelve (12) month period; provided that for purposes of calculating Aggregate Debt Service Coverage for purposes of this Section 1.8, "Operating Expenses" (as defined in Section 1.36 hereof) shall include the amounts of any deposits to the FF&E Reserve.

         1.9 Casualty and Condemnation. Grantor shall give Beneficiary prompt written notice of the occurrence of any casualty affecting, or the institution of any proceedings for eminent domain or for the condemnation of, the Trust Property or any portion thereof. All insurance proceeds on the Trust Property, and all causes of action, claims, compensation, awards and recoveries for any damage, condemnation or taking of all or any part of the Trust Property or for any damage or injury to it for any loss or diminution in value of the Trust Property, are hereby assigned to and shall be paid to Beneficiary. Beneficiary may participate in any suits or proceedings relating to any such proceeds, causes of action, claims, compensation, awards or recoveries, and Beneficiary is hereby authorized, in its own name or in Grantor's name, to adjust any loss covered by insurance or any condemnation claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith, and Grantor shall from time to time deliver to Beneficiary any instruments required to permit such participation; provided, however, that Beneficiary shall not have the right to participate in the adjustment of any loss which is not in excess of the lesser of (i) five percent (5%) of the then outstanding principal balance of the Note, and (ii) $100,000. Beneficiary shall apply any sums received by it under this Section first to the payment of all of its costs and expenses (including, but not limited to, legal fees and disbursements) incurred in obtaining those sums, and then, as follows:

                 (a) In the event that less than sixty percent (60%) of the Improvements located on the Premises have been taken or destroyed, then if:

                          (1) no default is then continuing hereunder or under any of the other Loan Documents and no event has occurred which, with the giving of notice or the passage of time or both, would constitute a default hereunder or under any of the other Loan Documents, and

                          (2) the Trust Property can, in Beneficiary's judgment, with diligent restoration or repair, be returned to a condition at least equal to the condition thereof that existed prior to the casualty or partial taking causing the loss or damage within the earlier to occur of (i) six (6) months after the receipt of insurance proceeds or condemnation awards by either Grantor or Beneficiary, and (ii) the stated maturity date of the Note, and

                          (3) all necessary governmental approvals can be obtained to allow the rebuilding and reoccupancy of the Trust Property as described in Section (a)(2) above, and

                          (4) there are sufficient sums available (through insurance proceeds or condemnation awards and contributions by Grantor, the full amount of which shall at Beneficiary's option have been deposited with Beneficiary) for such restoration or repair (including, without limitation, for any costs and expenses of Beneficiary to be incurred in administering said restoration or repair) and for payment of principal and interest to become due and payable under the Note during such restoration or repair, and

                          (5) the economic feasibility of the Improvements after such restoration or repair will be such that income from their operation is reasonably anticipated to be sufficient to pay operating expenses of the Trust Property and debt service on the Debt in full with the same coverage ratio considered by Beneficiary in its determination to make the loan secured hereby, and

                          (6) Grantor shall have delivered to Beneficiary, at Grantor's sole cost and expense, an appraisal report in form and substance satisfactory to Beneficiary appraising the value of the Trust Property as so restored or repaired to be not less than the appraised value of the Trust Property considered by Beneficiary in its determination to make the loan secured hereby, and

                          (7) Grantor so elects by written notice delivered to Beneficiary within five (5) days after settlement of the aforesaid insurance or condemnation claim,

then, Beneficiary shall, solely for the purposes of such restoration or repair, advance so much of the remainder of such sums as may be required for such restoration or repair, and any funds deposited by Grantor therefor, to Grantor in the manner and upon such terms and conditions as would be required by a prudent interim construction lender, including, but not limited to, the prior approval by Beneficiary of plans and specifications, contractors and form of construction contracts and the furnishing to Beneficiary of permits, bonds, lien waivers, invoices, receipts and affidavits from contractors and subcontractors, in form and substance satisfactory to Beneficiary in its discretion, with any remainder being applied by Beneficiary for payment of the Debt in whatever order Beneficiary directs in its absolute discretion.

                 (b) In all other cases, namely, in the event that sixty percent (60%) or more of the Improvements located on the Premises have been taken or destroyed or Grantor does not elect to restore or repair the Trust Property pursuant to clause (a) above, or otherwise fails to meet the requirements of clause (a) above, then, in any of such events, Beneficiary shall elect, in Beneficiary's absolute discretion and without regard to the adequacy of Beneficiary's security, to do either of the following: (1) accelerate the maturity date of the Note and declare any and all of the Debt to be immediately due and payable and apply the remainder of such sums received pursuant to this Section to the payment of the Debt in whatever order Beneficiary directs in its absolute discretion, with any remainder being paid to Grantor, or (2) notwithstanding that Grantor may have elected not to restore or repair the Trust Property pursuant to the provisions of Section 1.9(a)(7) above, require Grantor to restore or repair the Trust Property in the manner and upon such terms and conditions as would be required by a prudent interim construction lender, including, but not limited to, the deposit by Grantor with Beneficiary, within thirty (30) days after demand therefor, of any deficiency necessary in order to assure the availability of sufficient funds to pay for such restoration or repair, including Beneficiary's costs and expenses to be incurred in connection therewith, the prior approval by Beneficiary of plans and specifications, contractors and form of construction contracts and the furnishing to Beneficiary of permits, bonds, lien waivers, invoices, receipts and affidavits from contractors and subcontractors, in form and substance satisfactory to Beneficiary in its discretion, and apply the remainder of such sums toward such restoration and repair, with any balance thereafter remaining being applied by Beneficiary for payment of the Debt in whatever order Beneficiary directs in its absolute discretion.

Any reduction in the Debt resulting from Beneficiary's application of any sums received by it hereunder shall take effect only when Beneficiary actually receives such sums and elects to apply such sums to the Debt and, in any event, the unpaid portion of the Debt shall remain in full force and effect and Grantor shall not be excused in the payment thereof. Partial payments received by Beneficiary, as described in the preceding sentence, shall be applied first to the final payment due under the Note and thereafter to installments due under the Note in the inverse order of their due date. If Grantor elects or Beneficiary directs Grantor to restore or repair the Trust Property after the occurrence of a casualty or partial taking of the Trust Property as provided above, Grantor shall promptly and diligently, at Grantor's sole cost and expense and regardless of whether the insurance proceeds or condemnation award, as appropriate, shall be sufficient for the purpose, restore, repair, replace and rebuild the Trust Property as nearly as possible to its value, condition and character immediately prior to such casualty or partial taking in accordance with the foregoing provisions and Grantor shall pay to Beneficiary all costs and expenses of Beneficiary incurred in administering said rebuilding, restoration or repair, provided that Beneficiary makes such proceeds or award available for such purpose. Grantor agrees to execute and deliver from time to time such further instruments as may be requested by Beneficiary to confirm the foregoing assignment to Beneficiary of any award, damage, insurance proceeds, payment or other compensation. Beneficiary is hereby irrevocably constituted and appointed the attorney-in-fact of Grantor (which power of attorney shall be irrevocable so long as any portion of the Debt is outstanding, shall be deemed coupled with an interest, shall survive the voluntary or involuntary dissolution of Grantor and shall not be affected by any disability or incapacity suffered by Grantor subsequent to the date hereof), with full power of substitution, subject to the terms of this Section, to settle for, collect and receive any such awards, damages, insurance proceeds, payments or other compensation from the parties or authorities making the same, to appear in and prosecute any proceedings therefor and to give receipts and acquittances therefor.

         1.10 Construction Liens. Grantor shall pay when due all claims and demands of mechanics, materialmen, laborers and others for any work performed or materials delivered for the Premises or the Improvements; provided, however, that, Grantor shall have the right to contest in good faith any such claim or demand, so long as it does so diligently, by appropriate proceedings and without prejudice to Beneficiary and provided that neither the Trust Property nor any interest therein would be in any danger of sale, loss or forfeiture as a result of such proceeding or contest. In the event Grantor shall contest any such claim or demand, Grantor shall promptly notify Beneficiary of such contest and thereafter shall, upon Beneficiary's request, promptly provide a bond, cash deposit or other security satisfactory to Beneficiary to protect Beneficiary's interest and security should the contest be unsuccessful. If Grantor shall fail to immediately discharge or provide security against any such claim or demand as aforesaid, Beneficiary may do so and any and all expenses incurred by Beneficiary, together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Grantor, shall be immediately paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Debt.

         1.11 Rents. As additional and collateral security for the payment of the Debt and cumulative of any and all rights and remedies herein provided for, Grantor hereby absolutely and presently assigns to Beneficiary all existing and future Rents. Grantor hereby grants to Beneficiary the sole, exclusive and immediate right, without taking possession of the Trust Property, to demand, collect (by suit or otherwise), receive and give valid and sufficient receipts for any and all of said Rents, for which purpose Grantor does hereby irrevocably make, constitute and appoint Beneficiary its attorney-in-fact with full power to appoint substitutes or a trustee to accomplish such purpose (which power of attorney shall be irrevocable so long as any portion of the Debt is outstanding, shall be deemed to be coupled with an interest, shall survive the voluntary or involuntary dissolution of Grantor and shall not be affected by any disability or incapacity suffered by Grantor subsequent to the date hereof). Beneficiary shall be without liability for any loss which may arise from a failure or inability to collect Rents, proceeds or other payments. Neither the demand for or collection of Rents by Beneficiary shall constitute any assumption by Beneficiary of any obligations under any agreement relating thereto. Beneficiary is obligated to account only for such Rents as are actually collected or received by Beneficiary. Grantor irrevocably agrees and consents that the respective payors of the Rents shall, upon demand and notice from Beneficiary of a default hereunder or under any other of the Loan Documents, pay said Rents to Beneficiary without liability to determine the actual existence of any default claimed by Beneficiary. Grantor hereby waives any right, claim or demand which Grantor may now or hereafter have against any such payor by reason of such payment of Rents to Beneficiary, and any such payment shall discharge such payor's obligation to make such payment to Grantor. All Rents collected or received by Beneficiary may be applied against all expenses of collection, including, without limitation, reasonable attorneys' fees, against costs of operation and management of the Trust Property and against the Debt, in whatever order or priority as to any of the items so mentioned as Beneficiary directs in its sole subjective discretion and without regard to the adequacy of its security. Neither the exercise by Beneficiary of any rights under this Section nor the application of any Rents to the Debt shall cure or be deemed a waiver of any default hereunder. The assignment of Rents hereinabove granted shall continue in full force and effect during any period of foreclosure or redemption with respect to the Trust Property. Grantor has executed an Assignment of Leases and Rents dated of even date herewith (the "Assignment") in favor of Beneficiary covering all of the right, title and interest of Grantor, as landlord, lessor or licensor, in and to any leases, (including, without limitation, the Crossroads Lease), licenses and occupancy agreements relating to all or portions of the Trust Property. All rights and remedies granted to Beneficiary under the Assignment shall be in addition to and cumulative of all rights and remedies granted to Beneficiary hereunder.

         1.12    Leases and Licenses.

                 (a) Grantor covenants and agrees that it shall not enter into any lease affecting 5,000 square feet or more of the Trust Property or having a term of more than 5 years without the prior written approval of Beneficiary, which approval shall not be unreasonably withheld. The request for approval of each such proposed new lease shall be made to Beneficiary in writing and shall state that, pursuant to the terms of this Deed of Trust, failure to approve or disapprove such proposed lease within fifteen (15) business days is deemed approval and Grantor shall furnish to Beneficiary (and any loan servicer specified from time to time by Beneficiary): (i) such biographical and financial information about the proposed tenant as Beneficiary may require in conjunction with its review, (ii) a copy of the proposed form of lease, and (iii) a summary of the material terms of such proposed lease (including, without limitation, rental terms and the term of the proposed lease and any options). It is acknowledged that Beneficiary intends to include among its criteria for approval of any such proposed lease the following: (i) such lease shall be with a bona- fide arm's-length tenant; (ii) such lease shall not contain any rental or other concessions which are not then customary and reasonable for similar properties and leases in the market area of the Premises; (iii) such lease shall provide that the tenant pays for its expenses;
(iv) the rental shall be at least at the market rate then prevailing for similar properties and leases in the market areas of the Premises; and (v) such lease shall contain subordination and attornment provisions in form and content acceptable to Beneficiary. Failure of Beneficiary to approve or disapprove any such proposed lease within fifteen (15) business days after receipt of such written request and all the documents and information required to be furnished to Grantor with such request shall be deemed approval, provided that the written request for approval specifically mentioned the same.

                 (b) Prior to execution of any leases of space in the Improvements after the date hereof, Grantor shall submit to Beneficiary, for Beneficiary's prior approval, which approval shall not be unreasonably withheld, a copy of the form lease Grantor plans to use in leasing space in the Improvements or at the Trust Property. All such leases of space in the Improvements or at the property shall be on terms consistent with the terms for similar leases in the market area of the Premises, shall provide for free rent only if the same is consistent with prevailing market conditions and shall provide for market rents then prevailing in the market area of the Premises. Such leases shall also provide for security deposits in reasonable amounts. Grantor shall also submit to Beneficiary for Beneficiary's approval, which approval shall not be unreasonably withheld, prior to the execution thereof, any proposed lease, license or occupancy agreement of the Improvements or any portion thereof that differs materially and adversely from the aforementioned form lease. Grantor shall not execute any lease, license or occupancy agreement for all or a substantial portion of the Trust Property, except for an actual occupancy by the tenant, lessee or licensee thereunder, and shall at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in all leases, licenses and occupancy agreements with respect to the Trust Property, now or hereafter existing, on the part of the landlord, lessor or licensor thereunder to be kept and performed. Grantor shall furnish to Beneficiary, within ten (10) days after a request by Beneficiary to do so, but in any event by January 1 of each year, a current rent roll, certified by Grantor as being true and correct, containing the names of all tenants, lessees and licensees with respect to the Trust Property, the terms of their respective leases, licenses or occupancy agreements, the spaces occupied and the rentals or fees payable thereunder and the amount of each tenant's security deposit. Upon the request of Beneficiary, Grantor shall deliver to Beneficiary a copy of each such lease, license and occupancy agreement. Grantor shall not do or suffer to be done any act, or omit to take any action that might result in a default by the landlord, lessor or licensor under any such lease, license or occupancy agreement or allow the tenant, lessee or licensee thereunder to withhold payment or rent and shall not further assign any such lease, license or occupancy agreement or any such rents. Grantor, at no cost or expense to Beneficiary, shall enforce, short of termination, the performance and observance of each and every condition and covenant of each of the parties under such leases. Grantor shall not, without the prior written consent of Beneficiary, modify any of the leases, terminate or accept the surrender of any leases, waive or release any other party from the performance or observance of any obligation or condition under such leases except, with respect only to leases affecting less than 5,000 square feet and having a term of 5 years or less, in the normal course of business in a manner which is consistent with sound and customary leasing and management practices for similar properties in the community in which the Trust Property is located. Grantor shall not permit the prepayment of any rents under any of the leases for more than one (1) month prior to the due date thereof.

                 (c) Each lease, license and occupancy agreement executed after the date hereof affecting any of the Premises or the Improvements must provide, in a manner approved by Beneficiary, that the tenant, lessee or licensee, as appropriate, will recognize as its landlord, lessor or licensor and attorn to any person succeeding to the interest of Grantor upon any foreclosure of this Deed of Trust or deed in lieu of foreclosure. Each such lease, license and occupancy agreement shall also provide that, upon request of said successor in interest, the tenant, lessee or licensee shall execute and deliver an instrument or instruments confirming its attornment as provided for in this Section;

provided, however, that neither Beneficiary nor any successor-in-interest shall be bound by any payment of rent for more than one (1) month in advance, or any amendment or modification of said lease or rental agreement made without the express written consent of Beneficiary or said successor-in-interest.

                 (d) Upon the occurrence of a default under this Deed of Trust which is not cured within any applicable grace period, whether before or after the whole principal sum secured hereby is declared to be immediately due or whether before or after the institution of legal proceedings to foreclose this Deed of Trust or before or after the exercise of the power of sale hereunder, forthwith, upon demand of Beneficiary, Grantor shall surrender to Beneficiary, and Beneficiary shall be entitled to take actual possession of, the Trust Property or any part thereof personally, or by its agent or attorneys. In such event, Beneficiary shall have, and Grantor hereby gives and grants to Beneficiary, the right, power and authority to make and enter into leases, licenses and occupancy agreements with respect to the Trust Property or portions thereof for such rents and for such periods of occupancy and upon conditions and provisions as Beneficiary may deem desirable in its sole discretion, and Grantor expressly acknowledges and agrees that the term of such lease, license or occupancy agreement may extend beyond the date of any foreclosure sale of the Trust Property; it being the intention of Grantor that in such event Beneficiary shall be deemed to be and shall be the attorney-in-fact of Grantor for the purpose of making and entering into leases, licenses or occupancy agreements of parts or portions of the Trust Property for the rents and upon the terms, conditions and provisions deemed desirable to Beneficiary in its sole discretion and with like effect as if such leases, licenses or occupancy agreements had been made by Grantor as the owner in fee simple of the Trust Property free and clear of any conditions or limitations established by this Deed of Trust. The power and authority hereby given and granted by Grantor to Beneficiary shall be deemed to be coupled with an interest, shall not be revocable by Grantor so long as any portion of the Debt is outstanding, shall survive the voluntary or involuntary dissolution of Grantor and shall not be affected by any disability or incapacity suffered by Grantor subsequent to the date hereof. In connection with any action taken by Beneficiary pursuant to this Section, Beneficiary shall not be liable for any loss sustained by Grantor resulting from any failure to let the Trust Property, or any part thereof, or from any other act or omission of Beneficiary in managing the Trust Property, nor shall Beneficiary be obligated to perform or discharge any obligation, duty or liability under any lease, license or occupancy agreement covering the Trust Property or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder. Grantor shall, and does hereby, indemnify Beneficiary for, and hold Beneficiary harmless from, any and all claims, actions, demands, liabilities, loss or damage which may or might be incurred by Beneficiary under any such lease, license or occupancy agreement or under this Deed of Trust or by the exercise of rights or remedies hereunder and from any and all claims and demands whatsoever which may be asserted against Beneficiary by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any such lease, license or occupancy agreement other than those finally determined to have resulted solely from the gross negligence or willful misconduct of Beneficiary. Should Beneficiary incur any such liability, the amount thereof, including, without limitation, costs, expenses and reasonable attorneys' fees, together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Grantor, shall be immediately due and payable to Beneficiary by Grantor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the Debt. Nothing in this Section shall impose on Beneficiary any duty, obligation or responsibility for the control, care, management or repair of the Trust Property, or for the carrying out of any of the terms and conditions of any such lease, license or occupancy agreement, nor shall it operate to make Beneficiary responsible or liable for any waste committed on the Trust Property by the tenants or by any other parties or for any dangerous or defective condition of the Trust Property, or for any negligence in the management, upkeep, repair or control of the Trust Property. Grantor hereby assents to, ratifies and confirms any and all actions of Beneficiary with respect to the Trust Property taken under this Section.

         1.13    Alienation and Further Encumbrances.

                 (a) Grantor acknowledges that Beneficiary has relied upon the principals of Grantor and their experience in owning and operating properties similar to the Trust Property in connection with the closing of the loan evidenced by the Note. Accordingly, except as specifically allowed hereinbelow in this Section and notwithstanding anything to the contrary contained in Section 4.6 hereof, in the event that the Trust Property or any part thereof or interest therein shall be sold, conveyed, disposed of, alienated, hypothecated, leased (except to tenants of space in the Improvements in accordance with the provisions of Section 1.12 hereof), assigned, pledged, mortgaged, further encumbered or otherwise transferred or Grantor shall be divested of its title to the Trust Property or any interest therein, in any manner or way, whether voluntarily or involuntarily, without the prior written consent of Beneficiary being first obtained, which consent may be withheld in Beneficiary's sole discretion, then the same shall constitute a default hereunder and Beneficiary shall have the right, at its option, to declare any or all of the Debt, irrespective of the maturity date specified in the Note, immediately due and payable and to otherwise exercise any of its other rights and remedies contained in Article III hereof. If such acceleration is during any period when a prepayment fee is payable pursuant to the provisions set forth in the Note, then, in addition to all of the foregoing, such prepayment fee shall also then be immediately due and payable to the same end as though Grantor were prepaying the entire Debt on the date of such acceleration. For the purposes of this Section: (i) in the event either Grantor or any of its general partners is a corporation or trust, the sale, conveyance, transfer or disposition of more than 25% of the issued and outstanding capital stock of Grantor or any of its general partners or of the beneficial interest of such trust (or the issuance of new shares of capital stock in Grantor or any of its general partners so that immediately after such issuance the total capital stock then issued and outstanding is more than 110% of the total immediately prior to such issuance) shall be deemed to be a transfer of an interest in the Trust Property; and (ii) in the event Grantor or any general partner of Grantor is a limited or general partnership, a joint venture or a limited liability company, a change in the ownership interests in any general partner, any joint venturer or any member, either voluntarily, involuntarily or otherwise, or the sale, conveyance, transfer, disposition, alienation, hypothecation or encumbering of all or any portion of the interest of any such general partner, joint venturer or member in Grantor or such general partner (whether in the form of a beneficial or partnership interest or in the form of a power of direction, control or management, or otherwise), shall be deemed to be a transfer of an interest in the Trust Property. Notwithstanding the foregoing, however, (i) limited partnership interests in Grantor or in any general partner of Grantor shall be freely transferable without the consent of Beneficiary, and
(ii) any involuntary transfer caused by the death of Grantor or any general partner, shareholder, joint venturer, or beneficial owner of a trust shall not be a default under this Deed of Trust so long as Grantor is reconstituted, if required, following such death and so long as those persons responsible for the management of the Trust Property remain unchanged as a result of such death or any replacement management is approved by Lender.

                 (b)      Intentionally Deleted.

                 (c) Notwithstanding the foregoing provisions of this Section, Beneficiary shall consent to a one time sale, conveyance or transfer of the Trust Property in its entirety (hereinafter, "Sale") to any person or entity provided that each of the following terms and conditions are satisfied:

                         (1) No default is then continuing hereunder or under any of the other Loan Documents;

                          (2) Grantor gives Beneficiary written notice of the terms of such prospective Sale not less than sixty (60) days before the date on which such Sale is scheduled to close and, concurrently therewith, gives Beneficiary all such information concerning the proposed transferee of the Trust Property (hereinafter, "Buyer") as Beneficiary would require in evaluating an initial extension of credit to a borrower and pays to Beneficiary a non-refundable application fee in the amount of $5,000. Beneficiary shall have the right to approve or disapprove the proposed Buyer. In determining whether to give or withhold its approval of the proposed Buyer, Beneficiary shall consider the Buyer's experience and track record in owning and operating facilities similar to the Trust Property, the Buyer's financial strength, the Buyer's general business standing and the Buyer's relationships and experience with contractors, vendors, tenants, lenders and other business entities; provided, however, that, notwithstanding Beneficiary's agreement to consider the foregoing factors in determining whether to give or withhold such approval, such approval shall be given or withheld based on what Beneficiary determines to be commercially reasonable in Beneficiary's sole discretion and, if given, may be given subject to such conditions as Beneficiary may deem appropriate;

                          (3) Grantor pays Beneficiary, concurrently with the closing of such Sale, a non-refundable assumption fee in an amount equal to all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by Beneficiary in connection with the Sale, plus an amount equal to one percent (1.0%) of the then outstanding principal balance of the Note; provided, however, that in the event Buyer is an Affiliate (as hereinafter defined) of Grantor, Grantor shall not be obligated to pay such assumption fee.

                          (4) The Buyer assumes and agrees to pay the Debt subject to the provisions of Section 4.27 hereof and, prior to or concurrently with the closing of such Sale, the Buyer executes, without any cost or expense to Beneficiary, such documents and agreements as Beneficiary shall reasonably require to evidence and effectuate said assumption and delivers such legal opinions as Beneficiary may require;

                          (5) Grantor and the Buyer execute, without any cost or expense to Beneficiary, new financing statements or financing statement amendments and any additional documents reasonably requested by Beneficiary;

                          (6) Grantor delivers to Beneficiary, without any cost or expense to Beneficiary, such endorsements to Beneficiary's title insurance policy, hazard insurance endorsements or certificates and other similar materials as Beneficiary may deem necessary at the time of the Sale, all in form and substance satisfactory to Beneficiary, including, without limitation, an endorsement or endorsements to Beneficiary's title insurance policy insuring the lien of this Deed of Trust, extending the effective date of such policy to the date of execution and delivery (or, if later, of recording) of the assumption agreement referenced above in subparagraph (4) of this Section, with no additional exceptions added to such policy, and insuring that fee simple title to the Trust Property is vested in the Buyer;

                          (7) Grantor executes and delivers to Beneficiary, without any cost or expense to Beneficiary, a release of Beneficiary, its officers, directors, employees and agents, from all claims and liability relating to the transactions evidenced by the Loan Documents, through and including the date of the closing of the Sale, which agreement shall be in form and substance satisfactory to Beneficiary and shall be binding upon the Buyer;

                          (8) Subject to the provisions of Section 4.27 hereof, such Sale is not construed so as to relieve Grantor of any personal liability under the Note or any of the other Loan Documents for any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Sale, and Grantor executes, without any cost or expense to Beneficiary, such documents and agreements as Beneficiary shall reasonably require to evidence and effectuate the ratification of said personal liability; and

                          (9) Such Sale is not construed so as to relieve any current guarantor or indemnitor of its obligations under any guaranty or indemnity agreement executed in connection with the loan secured hereby and each such current guarantor and indemnitor executes, without any cost or expense to Beneficiary, such documents and agreements as Beneficiary shall reasonably require to evidence and effectuate the ratification of each such guaranty and indemnity agreement, provided that if the Buyer or a party associated with the Buyer approved by Beneficiary in its sole discretion assumes the obligations of the current guarantor or indemnitor under its guaranty or indemnity agreement and the Buyer or such party associated with the Buyer, as applicable, executes, without any cost or expense to Beneficiary, a new guaranty or indemnity agreement in form and substance satisfactory to Beneficiary, then Beneficiary shall release the current guarantor or indemnitor from all obligations arising under its guaranty or indemnity agreement after the closing of such Sale.

                          (10) For purposes of this Section 1.13, "Affiliate shall mean with respect to any specified person or entity, any other person or entity directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person or entity. For the purposes of this definition, "control" when, used with respect to any specified person or entity, means the power to direct the management and policies of such person or entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

         1.14 Payment of Utilities, Assessments, Charges, Etc. Grantor shall pay , or shall cause Tenant to pay, when due all utility charges which are incurred by Grantor or which may become a charge or lien against any portion of the Trust Property for gas, electricity, water and sewer services furnished to the Premises and/or the Improvements and all other assessments or charges of a similar nature, or assessments payable pursuant to any restrictive covenants, whether public or private, affecting the Premises and/or the Improvements or any portion thereof, whether or not such assessments or charges are or may become liens thereon.

         1.15 Access Privileges and Inspections. Beneficiary and the agents, representatives and employees of Beneficiary shall, subject to the rights of tenants, have full and free access to the Premises and the Improvements and any other location where books and records concerning the Trust Property are kept at all reasonable times for the purposes of inspecting the Trust Property and of examining, copying and making extracts from the books and records of Grantor relating to the Trust Property. Grantor shall lend assistance to all such agents, representatives and employees of Beneficiary.

         1.16 Waste; Alteration of Improvements. Grantor shall not commit, suffer or permit any waste on the Trust Property nor take any actions that might invalidate any insurance carried on the Trust Property. Grantor shall maintain the Trust Property in good condition and repair. No part of the Improvements may be removed, demolished or materially altered, without the prior written consent of Beneficiary. Without the prior written consent of Beneficiary, Grantor shall not commence construction of any improvements on the Premises other than improvements required for the maintenance or repair of the Trust Property.

         1.17 Zoning. Without the prior written consent of Beneficiary, Grantor shall not seek, make, suffer, consent to or acquiesce in any change in the zoning or conditions of use of the Premises or the Improvements. Grantor shall comply with and make all payments required under the provisions of any covenants, conditions or restrictions affecting the Premises or the Improvements. Grantor shall comply with all existing and future requirements of all governmental authorities having jurisdiction over the Trust Property. Grantor shall keep all licenses, permits, franchises and other approvals necessary for the operation of the Trust Property in full force and effect. Grantor shall operate the Trust Property as a first-class hotel for so long as the Debt is outstanding. If, under applicable zoning provisions, the use of all or any part of the Premises or the Improvements is or becomes a nonconforming use, Grantor shall not cause or permit such use to be discontinued or abandoned without the prior written consent of Beneficiary. Further, without Beneficiary's prior written consent, Grantor shall not file or subject any part of the Premises or the Improvements to any declaration of condominium or co-operative or convert any part of the Premises or the Improvements to a condominium, co-operative or other form of multiple ownership and governance.

         1.18 Financial Statements and Books and Records. Grantor shall keep accurate books and records of account of the Trust Property and its own financial affairs sufficient to permit the preparation of financial statements therefrom in accordance with generally accepted accounting principles. Beneficiary and its duly authorized representatives shall have the right to examine, copy and audit Grantor's records and books of account at all reasonable times. So long as this Deed of Trust continues in effect, Grantor shall provide to Beneficiary, in addition to any other financial statements required hereunder or under any of the other Loan Documents, the following financial statements and information, all of which must be certified to Beneficiary as being true and correct by Grantor or the entity to which they pertain, as applicable, and, with respect to the financial statements and information set forth subsection (c) hereof, audited by an independent certified public accountant, be prepared in accordance with generally accepted accounting principles consistently applied and be in form and substance acceptable to Beneficiary:

                 (a) copies of all tax returns filed by Grantor, within thirty (30) days after the date of filing;

                 (b) quarterly operating statements for the Trust Property, within twenty (20) days after the end of each fiscal quarter of Grantor commencing with the first (1st) fiscal quarter following the date hereof which outline financial results for the Trust Property during such period and year-to-date, compared to the previous fiscal year and the annual budget for the Trust Property;

                 (c) annual operating statements for the Trust Property and annual financial statements for Grantor, each principal or general partner in Grantor, and each indemnitor and guarantor under any indemnity or guaranty executed in connection with the loan secured hereby, within ninety (90) days after the end of each fiscal year;

                 (d) monthly operating statements for the Trust Property within twenty (20) days after the end of each of the first (1st) twelve (12) calendar months following the date hereof;

                 (e) quarterly occupancy statements, including an average daily rate and any and all franchise inspection reports received by Grantor during the subject quarter which shall be delivered with the quarterly operating statements required to be delivered pursuant to clause (b) above; and

                 (f) such other information with respect to the Trust Property, Grantor, the principals or general partners in Grantor, and each indemnitor and guarantor under any indemnity or guaranty executed in connection with the loan secured hereby, which may be requested from time to time by Beneficiary, within a reasonable time after the applicable request.

         If any of the aforementioned materials are not furnished to Beneficiary within the applicable time periods or Beneficiary is dissatisfied with the contents of any of the foregoing, in addition to any other rights and remedies of Beneficiary contained herein, Beneficiary shall have the right, but not the obligation, to obtain the same by means of an audit by an independent certified public accountant selected by Beneficiary, in which event Grantor agrees to pay, or to reimburse Beneficiary for, any expense of such audit and further agrees to provide all necessary information to said accountant and to otherwise cooperate in the making of such audit.

         1.19 Further Documentation. Grantor shall, on the request of Beneficiary and at the expense of Grantor: (a) promptly correct any defect, error or omission which may be discovered in the contents of this Deed of Trust or in the contents of any of the other Loan Documents; (b) promptly execute, acknowledge, deliver and record or file such further instruments (including, without limitation, further mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements and assignments of rents or leases) and promptly do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Deed of Trust and the other Loan Documents and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the Trust Property; (c) promptly execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed advisable by Beneficiary to protect, continue or perfect the liens or the security interests hereunder against the rights or interests of third persons; and (d) promptly furnish to Beneficiary, upon Beneficiary's request, a duly acknowledged written statement and estoppel certificate addressed to such party or parties as directed by Beneficiary and in form and substance supplied by Beneficiary, setting forth all amounts due under the Note, stating whether any event has occurred which, with the passage of time or the giving of notice or both, would constitute an event of default hereunder, stating whether any offsets or defenses exist against the Debt and containing such other matters as Beneficiary may reasonably require.

         1.20 Payment of Costs; Reimbursement to Beneficiary. Grantor shall pay all costs and expenses of every character reasonably incurred in connection with the closing of the loan evidenced by the Note and secured hereby or otherwise attributable or chargeable to Grantor as the owner of the Trust Property, including, without limitation, appraisal fees, recording fees, documentary, stamp, mortgage or intangible taxes, brokerage fees and commissions, title policy premiums and title search fees, uniform commercial code/tax lien/litigation search fees, escrow fees and reasonable attorneys' fees. If Grantor defaults in any such payment, which default is not cured within any applicable grace or cure period, Beneficiary may pay the same and Grantor shall reimburse Beneficiary on demand for all such costs and expenses incurred or paid by Beneficiary, together with such interest thereon at the Default Interest Rate from and after the date of Beneficiary's making such payment until reimbursement thereof by Grantor. Any such sums disbursed by Beneficiary, together with such interest thereon, shall be additional indebtedness of Grantor secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Debt. Further, Grantor shall promptly notify Beneficiary in writing of any litigation or threatened litigation affecting the Trust Property, or any other demand or claim which, if enforced, could impair or threaten to impair Beneficiary's security hereunder. Without limiting or waiving any other rights and remedies of Beneficiary hereunder, if Grantor fails to perform any of its covenants or agreements contained in this Deed of Trust or in any of the other Loan Documents and such failure is not cured within any applicable grace or cure period, or if any action or proceeding of any kind (including, but not limited to, any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding) is commenced which might affect Beneficiary's interest in the Trust Property or Beneficiary's right to enforce its security, then Beneficiary may, at it option, with or without notice to Grantor, make any appearances, disburse any sums and take any actions as may be necessary or desirable to protect or enforce the security of this Deed of Trust or to remedy the failure of Grantor to perform its covenants and agreements (without, however, waiving any default of Grantor). Grantor agrees to pay on demand all expenses of Beneficiary or Trustee incurred with respect to the foregoing (including, but not limited to, fees and disbursements of counsel), together with interest thereon at the Default Interest Rate from and after the date on which Beneficiary incurs such expenses until reimbursement thereof by Grantor. Any such expenses so incurred by Beneficiary or Trustee, together with interest thereon as provided above, shall be additional indebtedness of Grantor secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Debt. The necessity for any such actions and of the amounts to be paid shall be determined by Beneficiary in its discretion. Beneficiary is hereby empowered to enter and to authorize others to enter upon the Trust Property or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Grantor or any person in possession holding under Grantor. Grantor hereby acknowledges and agrees that the remedies set forth in this Section 1.20 shall be exercisable by Beneficiary, and any and all payments made or costs or expenses incurred by Beneficiary in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Grantor with interest thereon at the Default Interest Rate, notwithstanding the fact that such remedies were exercised and such payments made and costs incurred by Beneficiary after the filing by Grantor of a voluntary case or the filing against Grantor of an involuntary case pursuant to or within the meaning of the Bankruptcy Reform Act of 1978, as amended, Title 11 U.S.C., or after any similar action pursuant to any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable to Grantor, Beneficiary, any guarantor or indemnitor, the Debt or any of the Loan Documents. Grantor hereby indemnifies and holds Beneficiary harmless from and against all loss, cost and expenses with respect to any default hereof, any liens (i.e., judgments, mechanics' and materialmen's liens, or otherwise), charges and encumbrances filed against the Trust Property, and from any claims and demands for damages or injury, including claims for property damage, personal injury or wrongful death, arising out of or in connection with any accident or fire or other casualty on the Premises or the Improvements or any nuisance made or suffered thereon, except those that are due to Beneficiary's gross negligence or willful misconduct, including, in any case, reasonable attorneys' fees, costs and expenses as aforesaid, whether at pretrial, trial or appellate level, and such indemnity shall survive payment in full of the Debt. This Section shall not be construed to require Beneficiary to incur any expenses, make any appearances or take any actions.

         1.21 Security Interest. This Deed of Trust is also intended to encumber and create a security interest in, and Grantor hereby grants to Beneficiary a security interest in all sums on deposit with Beneficiary pursuant to the provisions of Section 1.6 and Section 1.7 hereof or any other Section hereof and all fixtures, chattels, accounts, rents, equipment, inventory, contract rights, general intangibles, goods, chattels and other personal property included within the Trust Property, all renewals, replacements of any of the aforementioned items, or articles in substitution therefor or in addition thereto or the proceeds thereof (said property is hereinafter referred to collectively as the "Collateral"), whether or not the same shall be attached to the Premises or the Improvements in any manner. It is hereby agreed that to the extent permitted by law, all of the foregoing property is to be deemed and held to be a part of and affixed to the Premises and the Improvements. The foregoing security interest shall also cover Grantor's leasehold interest in any of the foregoing property which is leased by Grantor. Notwithstanding the foregoing, all of the foregoing property shall be owned by Grantor and no leasing or installment sales or other financing or title retention agreement in connection therewith shall be permitted without the prior written approval of Beneficiary. Grantor shall, from time to time upon the request of Beneficiary, supply Beneficiary with a current inventory of all of the property in which Beneficiary is granted a security interest hereunder, in such detail as Beneficiary may require. Grantor shall promptly replace all of the Collateral subject to the lien or security interest of this Deed of Trust when worn or obsolete with Collateral comparable to the worn out or obsolete Collateral when new and will not, without the prior written consent of Beneficiary, remove from the Premises or the Improvements any of the Collateral subject to the lien or security interest of this Deed of Trust except such as is replaced by an article of equal suitability and value as above provided, owned by Grantor free and clear of any lien or security interest except that created by this Deed of Trust and the other Loan Documents. All of the Collateral shall be kept at the location of the Premises except as otherwise required by the terms of the Loan Documents. Grantor shall not use any of the Collateral in violation of any applicable statute, ordinance or insurance policy.

         1.22 Security Agreement. This Deed of Trust constitutes a security agreement between Grantor and Beneficiary with respect to the Collateral in which Beneficiary is granted a security interest hereunder, and, cumulative of all other rights and remedies of Beneficiary hereunder, Beneficiary shall have all of the rights and remedies of a secured party under any applicable Uniform Commercial Code. Grantor hereby agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints Beneficiary the attorney-in-fact of Grantor to execute and deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as Beneficiary may request or require in order to impose, perfect or continue the perfection of the lien or security interest created hereby. Except with respect to Rents to the extent specifically provided herein to the contrary, Beneficiary shall have the right of possession of all cash, securities, instruments, negotiable instruments, documents, certificates and any other evidences of cash or other property or evidences of rights to cash rather than property, which are now or hereafter a part of the Trust Property, and Grantor shall promptly deliver the same to Beneficiary, endorsed to Beneficiary, without further notice from Beneficiary. Grantor agrees to furnish Beneficiary with notice of any change in the name, identity, corporate structure, residence, or principal place of business or mailing address of Grantor within ten (10) days of the effective date of any such change. Upon the occurrence of any default hereunder not cured within any applicable grace or cure period, Beneficiary shall have the rights and remedies as prescribed in this Deed of Trust, or as prescribed by general law, or as prescribed by any applicable Uniform Commercial Code, all at Beneficiary's election. Any disposition of the Collateral may be conducted by an employee or agent of Beneficiary. Any person, including both Grantor and Beneficiary, shall be eligible to purchase any part or all of the Collateral at any such disposition. Expenses of retaking, holding, preparing for sale, selling or the like (including, without limitation, Beneficiary's reasonable attorneys' fees and legal expenses), together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Grantor, shall be paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Debt. Beneficiary shall have the right to enter upon the Premises and the Improvements or any real property where any of the property which is the subject of the security interest granted herein is located to take possession of, assemble and collect the same or to render it unusable, or Grantor, upon demand of Beneficiary, shall assemble such property and make it available to Beneficiary at the Premises, or at a place which is hereby deemed to be reasonably convenient to Beneficiary and Grantor. If notice is required by law, Beneficiary shall give Grantor at least ten (10) days' prior written notice of the time and place of any public sale of such property, or adjournments thereof, or of the time of or after which any private sale or any other intended disposition thereof is to be made, and if such notice is sent to Grantor, as the same is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to Grantor.
No such notice is necessary for any such property which is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any sale made pursuant to the provisions of this Section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the foreclosure sale as provided in Section 3.1(e) hereof upon giving the same notice with respect to the sale of the Trust Property hereunder as is required under said Section 3.1(e). Furthermore, to the extent permitted by law, in conjunction with, in addition to or in substitution for the rights and remedies available to Beneficiary pursuant to any applicable Uniform Commercial Code:

                 (a) In the event of a foreclosure sale, whether made by the Trustee under the terms hereby or under judgment of a court, the Trust Property may, at the option of Beneficiary, be sold as a whole; and

                 (b) It shall not be necessary that Beneficiary take possession of the aforementioned Collateral, or any part thereof, prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that said Collateral, or any part thereof, be present at the location of such sale; and

                 (c) Beneficiary may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Beneficiary, including the sending of notices and the conduct of the sale, but in the name and on behalf of Beneficiary.

The name and address of Grantor (as Debtor under any applicable Uniform Commercial Code) are:

                        CROSSHOST, INC.
                        14800 Quorum Drive, Suite 510
                        Dallas, Texas 75240

The name and address of Beneficiary (as Secured Party under any applicable Uniform Commercial Code) are:

                        CS FIRST BOSTON MORTGAGE CAPITAL CORP.
                        55 East 52nd Street
                        New York, New York 10055-0186

         1.23 Easements and Rights-of-Way. Grantor shall not grant any easement or right-of-way with respect to all or any portion of the Premises or the Improvements without the prior written consent of Beneficiary. The purchaser at any foreclosure sale hereunder may, at its discretion, disaffirm any easement or right-of-way granted in violation of any of the provisions of this Deed of Trust and may take immediate possession of the Trust Property free from, and despite the terms of, such grant of easement or right-of-way. If Beneficiary consents to the grant of an easement or right-of-way, Beneficiary agrees to grant such consent without charge to Grantor other than expenses, including, without limitation, reasonable attorneys' fees, incurred by Beneficiary in the review of Grantor's request and in the preparation of documents effecting the subordination.

         1.24 Compliance with Laws. Grantor shall at all times comply with all statutes, ordinances, regulations and other governmental or quasi-governmental requirements and private covenants now or hereafter relating to the ownership, construction, use or operation of the Trust Property, including, but not limited to, those concerning employment and compensation of persons engaged in operation and maintenance of the Trust Property and any environmental or ecological requirements, even if such compliance shall require structural changes to the Trust Property; provided, however, that, Grantor may, upon providing Beneficiary with security satisfactory to Beneficiary, proceed diligently and in good faith to contest the validity or applicability of any such statute, ordinance, regulation or requirement so long as during such contest the Trust Property shall not be subject to any lien, charge, fine or other liability and shall not be in danger of being forfeited, lost or closed. Grantor shall not use or occupy, or allow the use or occupancy of, the Trust Property in any manner which violates any lease of or any other agreement applicable to the Trust Property or any applicable law, rule, regulation or order or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto.

         1.25 Additional Taxes. In the event of the enactment after this date of any law of the state in which the Trust Property is located or of any other governmental entity deducting from the value of the Trust Property for the purpose of taxing any lien or security interest thereon, or imposing upon Beneficiary the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds of trust, mortgages or security agreements or debts secured by deeds of trust, mortgages or security agreements or the interest of the beneficiary, mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to adversely affect this Deed of Trust or the Debt or Beneficiary, then, and in any such event, Grantor, upon demand by Beneficiary, shall pay such taxes, assessments, charges or liens, or reimburse Beneficiary therefor; provided, however, that if in the opinion of counsel for Beneficiary (a) it might be unlawful to require Grantor to make such payment, or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in either such event, Beneficiary may elect, by notice in writing given to Grantor, to declare all of the Debt to be and become due and payable in full thirty (30) days from the giving of such notice.

         1.26 Secured Indebtedness. It is understood and agreed that this Deed of Trust shall secure payment of not only the Debt but also any and all substitutions, replacements, renewals and extensions of the Note, any and all indebtedness and obligations arising pursuant to the terms hereof and any and all indebtedness and obligations arising pursuant to the terms of any of the other Loan Documents, all of which indebtedness is equally secured with and has the same priority as any amounts advanced as of the date hereof. It is agreed that any future advances made by Beneficiary to or for the benefit of Grantor from time to time under this Deed of Trust or the other Loan Documents and whether or not such advances are obligatory or are made at the option of Beneficiary, or otherwise, made for any purpose, within twenty
(20) years from the date hereof, and all interest accruing thereon, shall be equally secured by this Deed of Trust and shall have the same priority as all amounts, if any, advanced as of the date hereof and shall be subject to all of the terms and provisions of this Deed of Trust.

         1.27 Grantor's Waivers. To the full extent permitted by law, Grantor agrees that Grantor shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, moratorium, extension, or redemption, or any law now or hereafter in force providing for the reinstatement of the Debt prior to any sale of the Trust Property to be made pursuant to any provisions contained herein or prior to the entering of any decree, judgment or order of any court of competent jurisdiction, or any right under any statute to redeem all or any part of the Trust Property so sold. Grantor, for Grantor and Grantor's successors and assigns, and for any and all persons ever claiming any interest in the Trust Property, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily with and upon the advice of competent counsel: (a) waives, releases, relinquishes and forever forgoes all rights of valuation, appraisement, stay of execution, reinstatement and notice of election or intention to mature or declare due the Debt (except such notices as are specifically provided for herein); (b) waives, releases, relinquishes and forever forgoes all right to a marshalling of the assets of Grantor, including the Trust Property, to a sale in the inverse order of alienation, or to direct the order in which any of the Trust Property shall be sold in the event of foreclosure of the liens and security interests hereby created and agrees that any court having jurisdiction to foreclose such liens and security interests may order the Trust Property sold as an entirety; and (c) waives, releases, relinquishes and forever forgoes all rights and periods of redemption provided under applicable law. To the full extent permitted by law, Grantor shall not have or assert any right under any statute or rule of law pertaining to the exemption of homestead or other exemption under any federal, state or local law now or hereafter in effect, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of Beneficiary under the terms of this Deed of Trust to a sale of the Trust Property, for the collection of the Debt without any prior or different resort for collection, or the right of Beneficiary under the terms of this Deed of Trust to the payment of the Debt out of the proceeds of sale of the Trust Property in preference to every other claimant whatever. Furthermore, Grantor hereby knowingly, intentionally and voluntarily, with and upon the advice of competent counsel, waives, releases, relinquishes and forever forgoes all present and future statutes of limitations as a defense to any action to enforce the provisions of this Deed of Trust or to collect any of the Debt to the fullest extent permitted by law. Grantor covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Grantor, Grantor shall not seek a supplemental stay or otherwise shall not seek pursuant to 11 U.S.C. Section 105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Beneficiary to enforce any rights of Beneficiary against any guarantor or indemnitor of the secured obligations or any other party liable with respect thereto by virtue of any indemnity, guaranty or otherwise.

         1.28    SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

                 (a) GRANTOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (I) SUBMITS TO PERSONAL JURISDICTION IN THE STATE IN WHICH THE PREMISES IS LOCATED OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THE NOTE, THIS DEED OF TRUST OR ANY OTHER OF THE LOAN DOCUMENTS, (II) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN THE COUNTY IN WHICH THE PREMISES IS LOCATED, (III) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND (IV) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF BENEFICIARY TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). GRANTOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE GRANTOR AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 4.5 HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

                 (b) GRANTOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE DEBT OR ANY CONDUCT, ACT OR OMISSION OF BENEFICIARY OR GRANTOR, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH BENEFICIARY OR GRANTOR, IN EACH OR THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

         1.29 Contractual Statute of Limitations. Grantor hereby agrees that any claim or cause of action by Grantor against Beneficiary, or any of Beneficiary's directors, officers, employees, agents, accountants or attorneys, based upon, arising from or relating to the Debt, or any other matter, cause or thing whatsoever, whether or not relating thereto, occurred, done, omitted or suffered to be done by Beneficiary or by Beneficiary's directors, officers, employees, agents, accountants or attorneys, whether sounding in contract or in tort or otherwise, shall be barred unless asserted by Grantor by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within one (1) year after Grantor first acquires or reasonably should have acquired knowledge of the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based and service of a summons and compliant on an officer of Beneficiary or any other person authorized to accept service of process on behalf of Beneficiary, within thirty (30) days thereafter. Grantor agrees that such one
(1) year period of time is reasonable and sufficient time for a borrower to investigate and act upon any such claim or cause of action. The one (1) year period provided herein shall not be waived, tolled or extended except by the specific written agreement of Beneficiary. This provision shall survive any termination of this Deed of Trust or any of the other Loan Documents.

         1.30 Management. The management of the Trust Property shall be by either: (a) Grantor or an entity affiliated with Grantor approved by Beneficiary for so long as Grantor or said affiliated entity is managing the Trust Property in a first class manner; or (b) a professional property management company approved by Beneficiary; or (c) Tenant pursuant to the terms of the Crossroads Lease. Such management by an affiliated entity or a professional property management company shall be pursuant to a written agreement approved by Beneficiary. In the event of default hereunder or under any management contract then in effect, which default is not cured within any applicable grace or cure period, Beneficiary shall have the right to terminate, or to direct Grantor to terminate, such management contract upon thirty (30) days' notice and to retain, or to direct Grantor to retain, a new management agent approved by Beneficiary. All Rents generated by or derived from the Trust Property shall first be utilized solely for current expenses directly attributable to the ownership and operation of the Trust Property, including, without limitation, current expenses relating to Grantor's liabilities and obligations with respect to this Deed of Trust and the other Loan Documents, and none of the Rents generated by or derived from the Trust Property shall be diverted by Grantor and utilized for any other purposes unless all such current expenses attributable to the ownership and operation of the Trust Property have been fully paid and satisfied.

         1.31    Hazardous Waste and Other Substances.

                 (a) Grantor hereby represents and warrants to Beneficiary that, as of the date hereof: (i) to the best of Grantor's knowledge, information and belief, the Trust Property is not in direct or indirect violation of any local, state or federal law, rule or regulation pertaining to environmental regulation, contamination or clean-up (collectively, "Environmental Statutes"), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C.
Section 9601 et seq. and 40 CFR Section 302.1 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), The Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq. and 40 CFR
Section 116.1 et seq.), and the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), and the regulations promulgated pursuant to said laws, all as amended; (ii) no hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos, polychlorinated biphenyls, petroleum products, flammable explosives, radioactive materials, infectious substances or raw materials which include hazardous constituents) or any other substances or materials which are included under or regulated by Environmental Statutes (collectively, "Hazardous Materials") are located on or have been handled, generated, stored, processed or disposed of on or released or discharged from the Trust Property (including underground contamination), except for those substances used by Grantor in the ordinary course of its business and in compliance with all Environmental Statutes; (iii) the Trust Property is not subject to any private or governmental lien or judicial or administrative notice or action relating to Hazardous Materials; (iv) there are no existing or closed underground storage tanks or other underground storage receptacles for Hazardous Materials on the Trust Property; (v) Grantor has received no notice of, and to the best of Grantor's knowledge and belief, there exists no investigation, action, proceeding or claim by any agency, authority or unit of government or by any third party which could result in any liability, penalty, sanction or judgment under any Environmental Statutes with respect to any condition, use or operation of the Trust Property, nor does Grantor know of any basis for such a claim; and (vi) Grantor has received no notice of and, to the best of Grantor's knowledge and belief, there has been no claim by any party that any use, operation or condition of the Trust Property has caused any nuisance or any other liability or adverse condition on any other property, nor does Grantor know of any basis for such a claim.

                 (b) Grantor shall keep or cause the Trust Property to be kept free from Hazardous Materials (except those substances used by Grantor in the ordinary course of its business and in compliance with all Environmental Statutes) and in compliance with all Environmental Statutes, shall not install or use any underground storage tanks, shall expressly prohibit the use, generation, handling, storage, production, processing and disposal of Hazardous Materials by all tenants of space in the Improvements, and, without limiting the generality of the foregoing, during the term of this Deed of Trust, shall not install in the Improvements or permit to be installed in the Improvements asbestos or any substance containing asbestos.

                 (c) Grantor shall promptly notify Beneficiary if Grantor shall become aware of the possible existence of any Hazardous Materials on the Trust Property or if Grantor shall become aware that the Trust Property is or may be in direct or indirect violation of any Environmental Statutes. Further, immediately upon receipt of the same, Grantor shall deliver to Beneficiary copies of any and all orders, notices, permits, applications, reports, and other communications, documents and instruments pertaining to the actual, alleged or potential presence or existence of any Hazardous Materials at, on, about, under, within, near or in connection with the Trust Property. Grantor shall, promptly and when and as required by Beneficiary, at Grantor's sole cost and expense, take all actions as shall be necessary or advisable, in Beneficiary's discretion, for the clean-up of any and all portions of the Trust Property or other affected property, including, without limitation, all investigative, monitoring, removal, containment and remedial actions in accordance with all applicable Environmental Statutes (and in all events in a manner satisfactory to Beneficiary) and shall further pay or cause to be paid, at no expense to Beneficiary, all clean-up, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Trust Property. In the event Grantor fails to do so, Beneficiary may, but shall not be obligated to, cause the Trust Property or other affected property to be freed from any Hazardous Materials or otherwise brought into conformance with Environmental Statutes and any and all costs and expenses incurred by Beneficiary in connection therewith, together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Grantor, shall be immediately paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Debt. Grantor hereby grants to Beneficiary and its agents and employees access to the Trust Property and a license to remove any items deemed by Beneficiary to be Hazardous Materials and to do all things Beneficiary shall deem necessary to bring the Trust Property in conformance with Environmental Statutes. Grantor covenants and agrees, at Grantor's sole cost and expense, to indemnify, defend (at trial and appellate levels, and with attorneys, consultants and experts acceptable to Beneficiary), and hold Beneficiary harmless from and against any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys', consultants' and experts' fees and disbursements actually incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against Beneficiary or the Trust Property, and arising directly or indirectly from or out of: (i) the presence, release or threat of release of any Hazardous Materials on, in, under or affecting all or any portion of the Trust Property or any surrounding areas, regardless of whether or not caused by or within the control of Grantor; (ii) the violation of any Environmental Statutes relating to or affecting the Trust Property, whether or not caused by or within the control of Grantor; (iii) the failure by Grantor to comply fully with the terms and conditions of this
Section 1.31; (iv) the breach of any representation or warranty contained in this Section 1.31; or (v) the enforcement of this Section 1.31, including, without limitation, the cost of assessment, containment and/or removal of any and all Hazardous Materials from all or any portion of the Trust Property or any surrounding areas, the cost of any actions taken in response to the presence, release or threat of release of any Hazardous Materials on, in, under or affecting any portion of the Trust Property or any surrounding areas to prevent or minimize such release or threat of release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and costs incurred to comply with the Environmental Statutes in connection with all or any portion of the Trust Property or any surrounding areas. The indemnity set forth in this Section 1.31(c) shall also include any diminution in the value of the security afforded by the Trust Property or any future reduction in the sales price of the Trust Property by reason of any matter set forth in this Section 1.31(c). Beneficiary's rights under this Section shall survive payment in full of the Debt and shall be in addition to all other rights of Beneficiary under this Deed of Trust, the Note and the other Loan Documents.

                 (d) Upon Beneficiary's request, at any time after the occurrence of a default hereunder or at such other time as Beneficiary has reasonable grounds to believe that Hazardous Materials are or have been released, stored or disposed of on the Trust Property, or on property contiguous with the Trust Property, or that the Trust Property may be in violation of the Environmental Statutes, Grantor shall provide, at Grantor's sole cost and expense, an inspection or audit of the Trust Property prepared by a hydrogeologist or environmental engineer or other appropriate consultant approved by Beneficiary indicating the presence or absence of Hazardous Materials on the Trust Property or an inspection or audit of the Improvements prepared by an engineering or consulting firm approved by Beneficiary indicating the presence or absence of friable asbestos or substances containing asbestos on the Trust Property. If Grantor fails to provide such inspection or audit within thirty (30) days after such request, Beneficiary may order the same, and Grantor hereby grants to Beneficiary and its employees and agents access to the Trust Property and a license to undertake such inspection or audit. The cost of such inspection or audit, together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Grantor, shall be immediately paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Debt.

                 (e) Without limiting the foregoing, Grantor shall establish and comply with an operations and maintenance program, in form and substance acceptable to Beneficiary, for the Trust Property prepared by an environmental consultant acceptable to Beneficiary, which program shall address any Hazardous Materials that may now or in the future be detected on the Trust Property. Without limiting the generality of the preceding sentence, Beneficiary may require (i) periodic notices or reports to Beneficiary in form, substance and at such intervals as Beneficiary may specify, (ii) an amendment to such operations and maintenance program to address changing circumstances, laws or other matters, (iii) at Beneficiary's sole expense, supplemental examination of the Trust Property by consultants specified by Beneficiary, and
(iv) variation of the operations and maintenance program in response to the reports provided by any such consultants.

         1.32    Indemnification; Subrogation.

                 (a) Grantor shall indemnify, defend and hold Beneficiary harmless against: (i) any and all claims for brokerage, leasing, finders or similar fees which may be made relating to the Trust Property or the Debt, and
(ii) any and all liability, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses (including Beneficiary's reasonable attorneys' fees, together with reasonable appellate counsel fees, if any) of whatever kind or nature which may be asserted against, imposed on or incurred by Beneficiary in connection with the Debt, this Deed of Trust, the Trust Property, or any part thereof, or the exercise by Beneficiary of any rights or remedies granted to it under this Deed of Trust; provided, however, that nothing herein shall be construed to obligate Grantor to indemnify, defend and hold harmless Beneficiary from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses enacted against, imposed on or incurred by Beneficiary by reason of Beneficiary's willful misconduct or gross negligence.

                 (b) If Beneficiary is made a party defendant to any litigation or any claim is threatened or brought against Beneficiary concerning the Debt, this Deed of Trust, the Trust Property, or any part thereof, or any interest therein, or the construction, maintenance, operation or occupancy or use thereof, then Grantor shall indemnify, defend and hold Beneficiary harmless from and against all liability by reason of said litigation or claims, including reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Beneficiary in any such litigation or claim, whether or not any such litigation or claim is prosecuted to judgment. If Beneficiary commences an action against Grantor to enforce any of the terms hereof or to prosecute any breach by Grantor of any of the terms hereof or to recover any sum secured hereby, Grantor shall pay to Beneficiary its reasonable attorneys' fees (together with reasonable appellate counsel, fees, if any) and expenses. The right to such attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If Grantor breaches any term of this Deed of Trust, Beneficiary may engage the services of an attorney or attorneys to protect its rights hereunder, and in the event of such engagement following any breach by Grantor, Grantor shall pay Lender reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Beneficiary, whether or not an action is actually commenced against Grantor by reason of such breach. All references to "attorneys" in this Subsection and elsewhere in this Deed of Trust shall include, without limitation, any attorney or law firm engaged by Beneficiary and Beneficiary's in-house counsel, and all references to "fees and expenses" in this Subsection and elsewhere in this Deed of Trust shall include, without limitation, any fees of such attorney or law firm and any allocation charges and allocation costs of Beneficiary's in-house counsel.

                 (c) A waiver of subrogation shall be obtained by Grantor from its insurance carrier and, consequently, Grantor waives any and all right to claim or recover against Beneficiary, its officers, employees, agents and representatives, for loss of or damage to Grantor, the Trust Property, Grantor's property or the property of others under Grantor's control from any cause insured against or required to be insured against by the provisions of this Deed of Trust.

         1.33 Covenants with Respect to Indebtedness, Operations, Fundamental Changes of Grantor. Grantor hereby represents, warrants and covenants as of the date hereof and until such time as the Debt is paid in full, that Grantor:

                 (a) will not dissolve or terminate or materially amend the terms of its certificate of incorporation, partnership agreement or operating agreement;

                 (b) will not enter into any transaction of merger or consolidation, or liquidate or dissolve (or suffer any liquidation or dissolution), or acquire by purchase or otherwise all or substantially all the business or assets of, or any stock or other evidence of beneficial ownership of any entity;

                 (c) has not and will not guarantee or otherwise become liable on or in connection with any obligation of any other person or entity;

                 (d) does not own and will not own any encumbered asset other than (i) the Trust Property or Cross- collateralized Properties, and (ii) incidental personal property necessary for the operation of the Trust Property or Cross-collateralized Properties;

                 (e) is not engaged and will not engage, either directly or indirectly, in any business other than the ownership, management and operation of the Trust Property Cross-collateralized Properties;

                 (f) will not enter into any contract or agreement with any general partner, principal, affiliate or member of Grantor, as applicable, or any affiliate of any general partner, principal or member of Grantor, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than an affiliate;

                 (g) has not incurred and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the Debt, and (ii) affiliate advances or trade payables or accrued expenses incurred in the ordinary course of business of operating the Trust Property; no other debt may be secured (senior, subordinate or pari passu) by the Trust Property;

                 (h) has not made and will not make any loans or advances to any third party (including any affiliate);

                 (i) is and will be solvent and pay its debts from its assets as the same shall become due;

                 (j) has done or caused to be done and will do all things necessary to preserve its existence, and will not, nor will any partner, limited or general, member or shareholder thereof, amend, modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation or by-laws, articles of organization, as applicable, in a manner which adversely affects Grantor's existence as a single purpose entity;

                 (k) will conduct and operate its business as presently conducted and operated;

                 (l) will maintain books and records and bank accounts separate from those of its affiliates, including, without limitation, its general partners and members;

                 (m) will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including, without limitation, any affiliate general partner, or member, as applicable, or any affiliate of any general partner or member of Grantor, as applicable);

                 (n)      will file its own tax returns;

                 (o) will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                 (p) will not seek the dissolution or winding up, in whole or in part, of Grantor;

                 (q) will not commingle the funds and other assets of Grantor with those of any general partner, member, affiliate, principal or any other person;

                 (r) has and will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or any other person; and

                 (s) does not and will not hold itself out to be responsible for the debts or obligations of any other person.

         1.34    INTENTIONALLY OMITTED.

         1.35    Repayment Fee.   Borrower shall pay to Lender a repayment fee
(the "Repayment Fee") of (a) one percent (1%) of the amount due under the Note if any Cross-collateralized Property is, individually or collectively, refinanced with an entity other than Beneficiary. Such fee shall not be payable to Beneficiary in the event that all or a portion of the amount due under the Note is repaid with the proceeds of an initial public offering or other equity placement (including the sale of a Cross-collateralized Property).

         1.36 Release of Trust Property. If Grantor makes a prepayment pursuant to the terms of the Note or if Beneficiary applies proceeds from condemnation or casualty from the Trust Property ("Loss Proceeds") towards the repayment of the Debt, Beneficiary shall, promptly upon satisfaction of all the following terms and conditions execute, acknowledge and deliver to Grantor a release of this Deed of Trust (a "Release") in recordable form with respect to the Trust Property provided that:

                 (a) Beneficiary shall have received on the date proposed for such prepayment (the "Prepayment Date") an amount equal to the sum of one hundred percent (125%) of the Allocated Loan Amount (the "Release Price");

                 (b) In the event of a prepayment pursuant to the terms of the Note (except for prepayments which are made contemporaneously with the application of Loss Proceeds towards the payment of the Debt where such Loss Proceeds constitute at least fifty percent (50%) of the Release Price), Beneficiary shall have received from Grantor evidence in form and substance satisfactory to Beneficiary that: the pro forma Aggregate Debt Service Coverage of all Cross-collateralized Properties immediately following the Release is at least equal to the greater of (A) Aggregate Debt Service Coverage immediately prior to effecting such Release, or (B) the Aggregate Debt Service Coverage as of the date of this Deed of Trust; and (ii) the ratio of the Debt following the prepayment to the fair market value of all of the Cross-collateralized Properties immediately following the Release does not exceed the lesser of (A) the ratio in effect immediately prior to such prepayment and Release or (B) the ratio in effect as of the date of this Deed of Trust, all accompanied by an Officer's Certificate stating that the statements, calculations and information comprising such evidence are true, correct and complete in all respects; and

                 (iii) Grantor shall, at its sole expense, prepare any and all documents and instruments necessary to effect the Release, all of which shall be subject to the reasonable approval of Beneficiary, and Grantor shall pay all costs reasonably incurred by Beneficiary (including, but not limited to, reasonable attorneys' fees and disbursements, title search costs or endorsement premiums) in connection with the review, execution and delivery of the Release.

         For purposes of this Deed of Trust, Allocated Loan Amount shall mean amount set forth on Exhibit C herein. "Aggregate Debt Service Coverage" shall mean the quotient obtained by dividing the aggregate Net Operating Income for all of the Cross-collateralized Properties for the specified period by the aggregate payments of interest and principal (not including the amount of principal payable upon Maturity) due for such specified period under the Note (determined as of the date the calculation of Aggregate Debt Service Coverage is required or requested hereunder). "Net Operating Income" shall mean Operating Income (as hereinafter defined) less Operating Expenses (as hereinafter defined). "Operating Expenses" shall mean, in accordance with generally accepted accounting principles consistently applied in the United States of America ("GAAP"), all expenses paid or incurred and directly attributable to the operation, repair and/or maintenance of the Trust Property and the Cross-collateralized Property including, without limitation, any expenses for reimbursements received, taxes and impositions, insurance premiums, costs attributable to the operation, repair and maintenance of the systems for heating, ventilating and air conditioning the Improvements and management and franchise fees (which fees shall in no event be deemed to be less than an amount equal to eight percent (8%) of Operating Income (as defined herein)). Operating Expenses shall not include interest, principal and premium if any, due under the Note or otherwise in connection with the Debt income taxes, costs of improvements or repairs which may be capitalized in accordance with GAAP, or any non-cash charge or expense such as depreciation. "Operating Income" shall mean, in accordance with GAAP, all revenue derived or accrued from all sources by Grantor arising from the Trust Property and the Cross-collateralized Property including, without limitation, rental revenues (whether denominated as basic rent, otherwise and including only that which is actually due and payable in such fiscal year portion thereof) and other fees and charges payable pursuant to Leases or otherwise in connection with the Trust Property, and rent insurance proceeds, in each case as determined in accordance with GAAP. Operating Income shall not include (a) insurance proceeds (other than proceeds of business interruption or other similar insurance allocable to the applicable period) and condemnation awards (other than awards arising from a temporary taking or the use and occupancy of all or part of the applicable Trust Property allocable to the applicable period), or interest accrued on such proceeds or awards, (b) proceeds of any financing, (c) proceeds of any sale, exchange or transfer of the Trust Property or any part thereof or interest therein, (d) capital contributions or loans to Grantor or an affiliate of Grantor, (e) any type of income otherwise includable in Operating Income but paid directly by any tenant to a Person other than Grantor except for real estate taxes paid directly to any taxing authority by any tenant, (f) any other extraordinary, non-recurring revenues, (g) Rents paid by or on behalf of any lessee under a Lease which is the subject of any proceeding or action relating to its bankruptcy, reorganization or other arrangement pursuant to federal bankruptcy law or any similar federal or state law or which has been adjudicated a bankrupt or insolvent unless such Lease has been affirmed by the trustee in such proceeding or action, or (h) Rents paid by or on behalf of any lessee under a Lease the demised premises of which are not occupied either by such lessee or by a sublessee thereof. "Debt Service Coverage" shall mean the quotient obtained by dividing Net Operating Income for the specified period by the sum of the (a) aggregate payments of interest, and principal (not including the amount of principal payable upon maturity) due for such specified period under the Note with respect to the Allocated Loan Amount for the applicable Cross-collateralized Borrower (determined as of the date the calculation of Debt Service Coverage is required or requested hereunder) and (b) aggregate payments of interest, principal and all other sums due for such specified period pursuant to the terms of subordinate financing, if any, then affecting the

Cross-collateralized Property of such Cross-collateralized Borrower or, if the Debt Service Coverage is being calculated in connection with a request for consent to any subordinate financing, then proposed. "Cross-collateralized Borrower" shall mean each person or entity which has executed the Note secured by this Deed of Trust. "Cross-collateralized Deed of Trust" shall mean each mortgage, deed of trust, deed to secure debt, security agreement, assignment of rents and fixture filings as originally executed or as same may hereafter from time to time be supplemented, amended, modified or extended by one or more indentures supplemental thereto granted by a Cross-collateralized Borrower to Beneficiary as security for the Note. "Cross-collateralized Property" shall mean each parcel or parcels of real property encumbered by a Cross-collateralized Deed of Trust as identified on Exhibit B attached hereto and made a part hereof.


                                   ARTICLE II
                               EVENTS OF DEFAULT

         2.1 Events of Default. The occurrence of any of the following events shall be an Event of Default hereunder:

                 (a) Grantor fails to punctually perform any covenant, agreement, obligation, term or condition hereof which requires payment of any money to Beneficiary (except those regarding payments to be made under the Note, which failure is subject to any grace periods set forth in the Note).

                 (b)      Grantor fails to provide insurance as required by
Section 1.4 hereof or fails to perform any covenant, agreement, obligation, term or condition set forth in Section 1.15, Section 1.31, Section 4.32 or
Section 4.33 hereof.

                 (c) Grantor fails to perform any other covenant, agreement, obligation, term or condition set forth herein, other than those otherwise described in this Section 2.1, and, to the extent such failure or default is susceptible of being cured, the continuance of such failure or default for thirty (30) days after written notice thereof from Beneficiary to Grantor; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with reasonable diligence within said period of time, and if Grantor commences to cure such default promptly after receipt of notice thereof from Beneficiary, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time shall be extended for such period of time as may be necessary to cure such default with reasonable diligence, but not to exceed an additional sixty (60) days.

                 (d) Any representation or warranty made herein, in or in connection with any application or commitment relating to the loan evidenced by the Note, or in any of the other Loan Documents to Beneficiary by Grantor, by any principal or general partner in Grantor or by any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby is determined by Beneficiary to have been false or misleading in any material respect at the time made.

                 (e) There shall be a sale, conveyance, disposition, alienation, hypothecation, leasing, assignment, pledge, mortgage, granting of a security interest in or other transfer or further encumbrancing of the Trust Property, Grantor or its general partners, or any portion thereof or any interest therein, in violation of Section 1.13 hereof.

                 (f) A default occurs under any of the other Loan Documents which has not been cured within any applicable grace or cure period therein provided.

                 (g) Grantor, any principal or general partner in Grantor or any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby becomes insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors, shall file a petition in bankruptcy, shall voluntarily be adjudicated insolvent or bankrupt or shall admit in writing the inability to pay debts as they mature, shall petition or apply to any tribunal for or shall consent to or shall not contest the appointment of a receiver, trustee, custodian or similar officer for Grantor, for any such principal or general partner of Grantor or for any such indemnitor or guarantor or for a substantial part of the assets of Grantor, of any such principal or general partner of Grantor or of any such indemnitor or guarantor, or shall commence any case, proceeding or other action under any bankruptcy, reorganization, arrangement, readjustment or debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect.

                 (h) A petition is filed or any case, proceeding or other action is commenced against Grantor, against any principal or general partner of Grantor or against any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby seeking to have an order for relief entered against it as debtor or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or other relief under any law relating to bankruptcy, insolvency, arrangement, reorganization, receivership or other debtor relief under any law or statute of any jurisdiction, whether now or hereafter in effect, or a court of competent jurisdiction enters an order for relief against Grantor, against any principal or general partner of Grantor or against any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby, as debtor, or an order, judgment or





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
decree is entered appointing, with or without the consent of Grantor, of any such principal or general partner of Grantor or of any such indemnitor or guarantor, a receiver, trustee, custodian or similar officer for Grantor, for any such principal or general partner of Grantor or for any such indemnitor or guarantor, or for any substantial part of any of the properties of Grantor, of any such principal or general partner of Grantor or of any such indemnitor or guarantor, and if any such event shall occur, such petition, case, proceeding, action, order, judgment or decree shall not be dismissed within sixty (60) days after being commenced.

                 (i) The Trust Property or any part thereof shall be taken on execution or other process of law in any action against Grantor.

                 (j)      Grantor abandons all or a portion of the Trust
Property.

                 (k) The holder of any lien or security interest on the Trust Property (without implying the consent of Beneficiary to the existence or creation of any such lien or security interest), whether superior or subordinate to this Deed of Trust or any of the other Loan Documents, declares a default and such default is not cured within any applicable grace or cure period set forth in the applicable document or such holder institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

                 (l) The Trust Property, or any part thereof, is subjected to actual or threatened (in writing) waste or to removal, demolition or material alteration so that the value of the Trust Property is materially diminished thereby and Beneficiary determines (in its subjective determination) that it is not adequately protected from any loss, damage or risk associated therewith.

                 (m) Any dissolution, termination, partial or complete liquidation, merger or consolidation of Grantor, any of its principals or any general partner.

                 (n) A default beyond applicable notice and grace periods shall occur under any of the mortgages or deeds of trust encumbering the Cross-collateralized Property.

                 (o) Grantor shall fail to maintain the Required Debt Service Coverage set forth in Section 1.8 hereof.

                 (p)      Grantor shall fail to cooperate pursuant to Section
4.33 hereof, including, without limitation, the failure to deliver any opinions of counsel required therein, within fourteen (14) days of request for same by Beneficiary.





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
                                  ARTICLE III
                                    REMEDIES

         3.1 Remedies Available. If there shall occur a default under this Deed of Trust, and such default has not been cured within any applicable grace or cure period, then this Deed of Trust is subject to foreclosure as provided by law and Beneficiary may, at its option and by or through a trustee, nominee, assignee or otherwise (Including, without limitation, the Trustee), to the fullest extent permitted by law, exercise any or all of the following rights, remedies and recourses, either successively or concurrently:

                 (a) Acceleration. Accelerate the maturity date of the Note and declare any or all of the Debt to be immediately due and payable without any presentment, demand, protest, notice or action of any kind whatever, including notice of intent to accelerate or notice of acceleration (each of which is hereby expressly waived by Grantor), whereupon the same shall become immediately due and payable. Upon any such acceleration, payment of such accelerated amount shall constitute a prepayment of the principal balance of the Note and any applicable prepayment fee provided for in the Note shall then be immediately due and payable.

                 (b) Entry on the Trust Property. Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Trust Property, or any part thereof, without force or with such force as is permitted by law and without notice or process or with such notice or process as is required by law, unless such notice and process is waivable, in which case Grantor hereby waives such notice and process, and do any and all acts and perform any and all work which may be desirable or necessary in Beneficiary's judgment to complete any unfinished construction on the Premises, to preserve the value, marketability or rentability of the Trust Property, to increase the income therefrom, to manage and operate the Trust Property or to protect the security hereof, and all sums expended by Beneficiary therefor, together with interest thereon at the Default Interest Rate, shall be immediately due and payable to Beneficiary by Grantor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the Debt.

                 (c) Collect Rents. With or without taking possession of the Trust Property, sue or otherwise collect the Rents, including those past due and unpaid.

                 (d) Appointment of Receiver. Upon, or at any time prior or after, initiating the exercise of any power of sale, instituting any judicial foreclosure or instituting any other foreclosure of the liens and security interests provided for herein or any other legal proceedings hereunder, make application to a court of





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
competent jurisdiction for appointment of a receiver for all or any part of the Trust Property, as a matter of strict right and without notice to Grantor and without regard to the adequacy of the Trust Property for the repayment of the Debt or the solvency of Grantor or any person or persons liable for the payment of the Debt, and Grantor does hereby irrevocably consent to such appointment, waive any and all notices of and defenses to such appointment and agree not to oppose any application therefor by Beneficiary, but nothing herein is to be construed to deprive Beneficiary of any other right, remedy or privilege Beneficiary may now have under the law to have a receiver appointed, provided, however, that the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of Beneficiary to receive payment of the Rents pursuant to other terms and provisions hereof. Any such receiver shall have all of the usual powers and duties of receivers in similar cases, including, without limitation, the full power to hold, develop, rent, lease, manage, maintain, operate and otherwise use or permit the use of the Trust Property upon such terms and conditions as said receiver may deem to be prudent and reasonable under the circumstances as more fully set forth in Section 3.3 below. Such receivership shall, at the option of Beneficiary, continue until full payment of all of the Debt or until title to the Trust Property shall have passed by foreclosure sale under this Deed of Trust or deed in lieu of foreclosure.

                 (e) Foreclosure. Immediately commence an action to foreclose this Deed of Trust or to specifically enforce its provisions with respect to any of the Debt, pursuant to the statutes in such case made and provided, and sell the Trust Property or cause the Trust Property to be sold in accordance with the requirements and procedures provided by said statutes in a single parcel or in several parcels at the option of Beneficiary.

                          (1) In the event foreclosure proceedings are instituted by Beneficiary, all expenses incident to such proceedings, including, but not limited to, attorneys' fees and costs, shall be paid by Grantor and secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Debt. The Debt and all other obligations secured by this Deed of Trust, including, without limitation, interest at the Default Interest Rate (as defined in the Note), any prepayment charge, fee or premium required to be paid under the Note in order to prepay principal (to the extent permitted by applicable law), reasonable attorneys' fees and any other amounts due and unpaid to Beneficiary under the Loan Documents, may be bid by Beneficiary in the event of a foreclosure sale hereunder. In the event of a judicial sale pursuant to a foreclosure decree, it is understood and agreed that Beneficiary or its assigns may become the purchaser of the Trust Property or any part thereof.

                 (f) Judicial Remedies. Proceed by suit or suits, at law or in equity, instituted by Beneficiary, upon written request of Beneficiary, to enforce the payment of the Debt or the other obligations of Grantor hereunder or pursuant to the Loan Documents, to foreclose the liens and security interests of this Deed of Trust as against all or any part of the Trust Property, and to have all or any part of the Trust Property sold under the judgment or decree of a court of competent jurisdiction. This remedy shall be cumulative of any other non-judicial remedies available to the Beneficiary with respect to the Loan Documents. Proceeding with the request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available non-judicial remedy of the Beneficiary.

                 (g) Sale of Property. (i) Trustee, at the request of Beneficiary, shall have the power to sell the Trust Property or any part thereof at public auction, in such manager, at such time and place, upon such terms and conditions, and upon five (5) days' notice to Grantor and such public notice as Beneficiary may deem best for the interest of Beneficiary or as may be required or permitted by applicable law, consisting of advertisement in a newspaper of general circulation in the jurisdiction and for such period as applicable law may require and at such other times and by such other methods, if any, as may be required by law to convey the Trust Property in fee simple by trustee's deed with special warranty of title to in and at the cost of the purchaser, who shall not be liable to see to the application of the purchase money. The proceeds or avails of any sale made under or by virtue of this paragraph, together with any other sums which then may be held by Beneficiary under this Deed of Trust, whether under the provisions of this paragraph or otherwise, shall be applied as provided in Section 3.2 hereof. Beneficiary, Trustee and any receiver or custodian of the Trust Property or any part thereof shall be liable to account for only those rents, issues, proceeds and profits actually received by it.

                          (ii)    Beneficiary and Trustee, as applicable, may
adjourn from time to time any sale by it to be made under or by virtue of this Deed of Trust by announcement at the time and place appointed for such sale or for such adjourned sale or sales and, except as otherwise provided by any applicable law, Beneficiary or Trustee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

                          (iii) Upon the completion of any sale or sales
ordered by Beneficiary and made by Trustee under or by virtue of this paragraph, Beneficiary or Trustee, or any officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, granting, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Trustee is hereby irrevocably appointed the true and lawful attorney-in-fact of Grantor (coupled with an interest), in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the property and rights so sold and for that purpose Trustee may execute all necessary instruments of conveyance, assignment, transfer and delivery, and may substitute one or more persons with like power, Grantor hereby ratifying and confirming all that its said attorney-in-fact or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Grantor, if so requested by Trustee or Beneficiary, shall ratify and confirm any such sale or sales by executing and delivering to Beneficiary, or to such purchaser or purchasers all such instruments as may be advisable, in the sole judgment of Beneficiary, for such purpose, and as may be designated in such request. Any such sale or sales made under or by virtue or this paragraph, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity of Grantor in and to the property and rights so sold, and shall, to the fullest extent permitted under law, be a perpetual bar both at law and in equity against Grantor and against any and all persons claiming or who may claim the same, or any party thereof, from, through or under Grantor.

                          (iv)    In the event of any sale made under or by
virtue of this Deed of Trust (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or a judgment or decree of foreclosure and sale), the entire Debt relative to the Trust Property, immediately thereupon shall, anything in the Note, this Deed of Trust or any other of the Loan Documents to the contrary notwithstanding, become due and payable.

                          (v)     Upon any sale under or by virtue of this Deed
of Trust (whether made under the power of sale herein granted or under or by virtue of judicial) proceedings or a judgment or decree of foreclosure and sale), Beneficiary may bid for and acquire the Trust Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting the Debt to and against the net sales price after deducting therefrom the expenses of the sale and the costs of the action.

                          (vi)    No recovery of any judgment by Beneficiary
and no levy of an execution under any judgment upon the Trust Property or any part thereof or upon any other property of Grantor shall release the lien of this Deed of Trust upon the Trust Property or nay part thereof, or any liens, rights, powers or remedies of Beneficiary hereunder, but such liens, rights, powers and remedies of Beneficiary shall continue unimpaired until the entire Debt is paid in full.

                 (h) Other. Exercise any other right or remedy available hereunder, under any of the other Loan Documents or at law or in equity.

         3.2 Application of Proceeds. To the fullest extent permitted by law, the proceeds of any sale under this Deed of Trust, together with any other sums which then may be held by Beneficiary under this Deed of Trust or under any other of the Loan Documents, shall be applied, to the extent funds are so available, to the following items in such order as Beneficiary, in its discretion may determine:

                 (a) To payment of the reasonable costs, expenses and fees of taking possession of the Trust Property, and of holding, operating, maintaining, using, leasing, repairing, improving, marketing and selling the same and of otherwise enforcing Beneficiary's right and remedies hereunder and under the other Loan Documents, including, but not limited to, trustee's fees, receivers' fees, court costs, attorneys', accountants', appraisers', managers' and other professional fees, title charges and transfer taxes.

                 (b) To payment of all sums expended by Beneficiary under the terms of any of the Loan Documents and not yet repaid, together with interest on such sums at the Default Interest Rate.

                 (c) To payment of the Debt and all other obligations secured by this Deed of Trust, including, without limitation, interest at the Default Interest Rate and, to the extent permitted by applicable law, any prepayment fee, charge or premium required to be paid under the Note in order to prepay principal, in any order that Beneficiary chooses in its sole discretion.

                 (d) The remainder, if any, of such funds shall be disbursed to Grantor or to the person or persons legally entitled thereto.

         3.3 Right and Authority of Receiver or Beneficiary in the Event of Default; Power of Attorney. Upon the occurrence of a default hereunder, which default is not cured within any applicable grace or cure period, and entry upon the Trust Property pursuant to Section 3.1(b) hereof or appointment of a receiver pursuant to Section 3.1(d) hereof, and under such terms and conditions as may be prudent and reasonable under the circumstances in Beneficiary's or the receiver's sole discretion, all at Grantor's expense, Beneficiary or said receiver, or such other persons or entities as they shall hire, direct or engage, as the case may be, may do or permit one or more of the following, successively or concurrently: (a) enter upon and take possession and control of any and all of the Trust Property; (b) take and maintain possession of all documents, books, records, papers and accounts relating to the

Trust Property; (c) exclude Grantor and its agents, servants and employees wholly from the Trust Property; (d) manage and operate the Trust Property; (e) preserve and maintain the Trust Property; (f) make repairs and alterations to the Trust Property; (g) complete any construction or repair of the Improvements, with such changes, additions or modifications of the plans and specifications or intended disposition and use of the Improvements as Beneficiary may in its sole discretion deem appropriate or desirable to place the Trust Property in such condition as will, in Beneficiary's sole discretion, make it or any part thereof readily marketable or rentable; (h) conduct a marketing or leasing program with respect to the Trust Property, or employ a marketing or leasing agent or agents to do so, directed to the leasing or sale of the Trust Property under such terms and conditions as Beneficiary may in its sole discretion deem appropriate or desirable; (i) employ such contractors, subcontractors, materialmen, architects, engineers, consultants, managers, brokers, marketing agents, or other employees, agents, independent contractors or professionals, as Beneficiary may in its sole discretion deem appropriate or desirable to implement and effectuate the rights and powers herein granted; (j) execute and deliver, in the name of Beneficiary as attorney-in-fact and agent of Grantor or in its own name as Beneficiary, such documents and instruments as are necessary or appropriate to consummate authorized transactions; (k) enter such leases, whether of real or personal property, or tenancy agreements, under such terms and conditions as Beneficiary may in its sole discretion deem appropriate or desirable; (1) collect and receive the Rents from the Trust Property; (m) eject tenants or repossess personal property, as provided by law, for breaches of the conditions of their leases or other agreements; (n) sue for unpaid Rents, payments, income or proceeds in the name of Grantor or Beneficiary; (o) maintain actions in forcible entry and detainer, ejectment for possession and actions in distress for rent; (p) compromise or give acquittance for Rents, payments, income or proceeds that may become due; (q) delegate or assign any and all rights and powers given to Beneficiary by this Deed of Trust; and (r) do any acts which Beneficiary in its sole discretion deems appropriate or desirable to protect the security hereof and use such measures, legal or equitable, as Beneficiary may in its sole discretion deem appropriate or desirable to implement and effectuate the provisions of this Deed of Trust. This Deed of Trust shall constitute a direction to and full authority to any lessee, or other third party who has heretofore dealt or contracted or may hereafter deal or contract with Grantor or Beneficiary, at the request of Beneficiary, to pay all amounts owing under any lease, contract, concession, license or other agreement to Beneficiary without proof of the default relied upon. Any such lessee or third party is hereby irrevocably authorized to rely upon and comply with (and shall be fully protected by Grantor in so doing) any request, notice or demand by Beneficiary for the payment to Beneficiary of any Rents or other sums which may be or thereafter become due under its lease, contract, concession, license or other agreement, or for the performance of any undertakings under any such lease, contract, concession, license or other agreement, and shall have no right or duty to inquire whether any default under this Deed of Trust or under any of the other Loan Documents has actually occurred or is then existing. Grantor hereby constitutes and appoints Beneficiary, its assignees, successors, transferees and nominees, as Grantor's true and lawful attorney-in-fact and agent, with full power of substitution in the Trust Property, in Grantor's name, place and stead, to do or permit any one or more of the foregoing described rights, remedies, powers and authorities, successively or concurrently, and said power of attorney shall be deemed a power coupled with an interest and irrevocable so long as any portion of the Debt is outstanding. Any money advanced by Beneficiary in connection with any action taken under this Section 3.3, together with interest thereon at the Default Interest Rate from the date of making such advancement by Beneficiary until actually paid by Grantor, shall be a demand obligation owing by Grantor to Beneficiary and shall be secured by this Deed of Trust and by every other instrument securing the Debt.

         3.4 Occupancy After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale, Grantor or Grantor's representatives, successors or assigns, or any other persons claiming any interest in the Trust Property by, through or under Grantor (except tenants of space in the Improvements subject to leases entered into prior to the date hereof), are occupying or using the Trust Property, or any part thereof, then, to the extent not prohibited by applicable law, each and all shall, at the option of Beneficiary or the purchaser at such sale, as the case may be, immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the Trust Property occupied or used, such rental to be due daily to the purchaser. Further, to the extent permitted by applicable law, in the event the tenant fails to surrender possession of the Trust Property upon the termination of such tenancy, the purchaser shall be entitled to institute and maintain an action for unlawful detainer of the Trust Property in the appropriate court of the county in which the Premises is located.

         3.5 Notice to Account Debtors. Beneficiary may, at any time after a default hereunder, which default is not cured within any applicable grace or cure period, notify the account debtors and obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness to Grantor included in the Trust Property to pay Beneficiary directly. Grantor shall at any time or from time to time upon the request of Beneficiary provide to Beneficiary a current list of all such account debtors and obligors and their addresses.





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
         3.6 Cumulative Remedies. All remedies contained in this Deed of Trust are cumulative and Beneficiary shall also have all other remedies provided at law and in equity or in any other Loan Documents. Such remedies may be pursued separately, successively or concurrently at the sole subjective direction of Beneficiary and may be exercised in any order and as often as occasion therefor shall arise. No act of Beneficiary shall be construed as an election to proceed under any particular provisions of this Deed of Trust to the exclusion of any other provision of this Deed of Trust or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Beneficiary. No delay or failure by Beneficiary to exercise any right or remedy under this Deed of Trust shall be construed to be a waiver of that right or remedy or of any default hereunder. Beneficiary may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security.

         3.7 Payment of Expenses. Grantor shall pay on demand all of Beneficiary's expenses incurred in any efforts to enforce any terms of this Deed of Trust, whether or not any lawsuit is filed and whether or not foreclosure is commenced but not completed, including, but not limited to, legal fees and disbursements, foreclosure costs and title charges, together with interest thereon from and after the date incurred by Beneficiary until actually paid by Grantor at the Default Interest Rate, and the same shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Debt evidenced by the Note.


                                   ARTICLE IV
                       MISCELLANEOUS TERMS AND CONDITIONS

         4.1 Time of Essence. Time is of the essence with respect to all provisions of this Deed of Trust.

         4.2 Release of Deed of Trust. If all of the Debt be paid, then and in that event only, all rights under this Deed of Trust, except for those provisions hereof which by their terms survive, shall terminate and the Trust Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be promptly released of record by Beneficiary in due form at Grantor's cost. No release of this Deed of Trust or the lien hereof shall be valid unless executed by Beneficiary.

         4.3 Certain Rights of Beneficiary. Without affecting Grantor's liability for the payment of any of the Debt, Beneficiary may from time to time and without notice to Grantor: (a) release any person liable for the payment of the Debt; (b) extend or modify the terms of payment of the Debt; (c) accept additional real or personal property of any kind as security or alter, substitute or release any property securing the Debt; (d) recover any part of the Trust Property; (e) consent in writing to the making of any subdivision map or plat thereof; (f) join in granting any easement therein; or (g) join in any extension agreement of this Deed of Trust or any agreement subordinating the lien hereof.

         4.4 Waiver of Certain Defenses. No action for the enforcement of the lien hereof or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing the same in an action at law upon the Note or any of the other Loan Documents.

         4.5 Notices. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, in any event addressed to the intended addressee at its address set forth on the first page of this Deed of Trust or at such other address as may be designated by such party as herein provided. All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

         4.6 Successors and Assigns. The terms, provisions, indemnities, covenants and conditions hereof shall be binding upon Grantor and the successors and assigns of Grantor, including all successors in interest of Grantor in and to all or any part of the Trust Property, and shall inure to the benefit of Beneficiary, its directors, officers, shareholders, employees and agents and their respective successors and assigns and shall constitute covenants running with the land. All references in this Deed of Trust to Grantor or Beneficiary shall be deemed to include all such parties' successors and assigns, and the term "Beneficiary" as used herein shall also mean and refer to any lawful holder or owner, including pledgees and participants, of any of the Debt. If Grantor consists of more than one person or entity, each is jointly and severally





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
liable to perform the obligations of Grantor hereunder and all representations, warranties, covenants and agreements made by Grantor hereunder are joint and several.

         4.7 Severability. A determination that any provision of this Deed of Trust is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Deed of Trust to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

         4.8 Gender. Within this Deed of Trust, words of any gender shall be held and construed to include any other gender, and words in the singular shall be held and construed to include the plural, and vice versa, unless the context otherwise requires.

         4.9 Waiver; Discontinuance of Proceedings. Beneficiary may waive any single default by Grantor hereunder without waiving any other prior or subsequent default. Beneficiary may remedy any default by Grantor hereunder without waiving the default remedied. Neither the failure by Beneficiary to exercise, nor the delay by Beneficiary in exercising, any right, power or remedy upon any default by Grantor hereunder shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Beneficiary of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by Beneficiary, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose given. No notice to nor demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances. Acceptance by Beneficiary of any payment in an amount less than the amount then due on any of the Debt shall be deemed an acceptance on account only and shall not in any way affect the existence of a default hereunder. In case Beneficiary shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the other Loan Documents and shall thereafter elect to discontinue or abandon the same for any reason, Beneficiary shall have the unqualified right to do so and, in such an event, Grantor and Beneficiary shall be restored to their former positions with respect to the Debt, the Loan Documents, the Trust Property and otherwise, and the rights, remedies, recourses and powers of Beneficiary shall continue as if the same had never been invoked.





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
         4.10 Section Headings. The headings of the sections and paragraphs of this Deed of Trust are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

         4.11 GOVERNING LAW. THIS DEED OF TRUST WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED, PROVIDED THAT TO THE EXTENT THAT ANY OF SUCH LAWS MAY NOW OR HEREAFTER BE PREEMPTED BY FEDERAL LAW, SUCH FEDERAL LAW SHALL SO GOVERN AND BE CONTROLLING; AND PROVIDED FURTHER THAT THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED SHALL GOVERN AS TO THE CREATION, PRIORITY AND ENFORCEMENT OF LIENS AND SECURITY INTERESTS IN TRUST PROPERTY LOCATED IN SUCH STATE.

         4.12 Counting of Days. The term "days" when used herein shall mean calendar days. If any time period ends on a Saturday, Sunday or holiday officially recognized by the state within which the Premises is located, the period shall be deemed to end on the next succeeding business day. The term "business day" when used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in New York, New York are authorized by law to be closed.

         4.13 Relationship of the Parties. The relationship between Grantor and Beneficiary is that of a borrower and a lender only and neither of those parties is, nor shall it hold itself out to be, the agent, employee, joint venturer or partner of the other party.

         4.14 Application of the Proceeds of the Note. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Trust Property, such proceeds have been advanced by Beneficiary at Grantor's request and Beneficiary shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

         4.15 Unsecured Portion of Indebtedness. If any part of the Debt cannot be lawfully secured by this Deed of Trust or if any part of the Trust Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Deed of Trust.

         4.16 Cross Default. A default hereunder which has not been cured within any applicable grace or cure period shall be a default under each of the other Loan Documents.





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         4.17    Interest After Sale.  In the event the Trust Property or any part thereof shall be sold upon foreclosure as provided hereunder, to the extent permitted by law, the sum for which the same shall have been sold shall, for purposes of redemption (pursuant to the laws of the State of in which the Premises is located), bear interest at the Default Interest Rate.

         4.18 Inconsistency with Other Loan Documents. In the event of any inconsistency between the provisions hereof and the provisions in any of the other Loan Documents, it is intended that the provisions selected to control by Beneficiary in its sole subjective discretion shall be controlling.

         4.19 Construction of this Document. This document may be construed as a mortgage, security deed, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of the foregoing, in order to fully effectuate the liens and security interests created hereby and the purposes and agreements herein set forth.

         4.20 No Merger. It is the desire and intention of the parties hereto that this Deed of Trust and the lien hereof do not merge in fee simple title to the Trust Property. It is hereby understood and agreed that should Beneficiary acquire any additional or other interests in or to the Trust Property or the ownership thereof, then, unless a contrary intent is manifested by Beneficiary as evidenced by an appropriate document duly recorded, this Deed of Trust and the lien hereof shall not merge in such other or additional interests in or to the Trust Property, toward the end that this Deed of Trust may be foreclosed as if owned by a stranger to said other or additional interests.

         4.21 Rights With Respect to Junior Encumbrances. Any person or entity purporting to have or to take a junior mortgage or other lien upon the Trust Property or any interest therein shall be subject to the rights of Beneficiary to amend, modify, increase, vary, alter or supplement this Deed of Trust, the Note or any of the other Loan Documents, and to extend the maturity date of the Debt, and to increase the amount of the Debt, and to waive or forebear the exercise of any of its rights and remedies hereunder or under any of the other Loan Documents and to release any collateral or security for the Debt, in each and every case without obtaining the consent of the holder of such junior lien and without the lien or security interest of this Deed of Trust losing its priority over the rights of any such junior lien.

         4.22 Beneficiary May File Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Grantor or the principals or general partners in Grantor, or their respective





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creditors or property, Beneficiary, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Beneficiary allowed in such proceedings for the entire Debt at the date of the institution of such proceedings and for any additional amount which may become due and payable by Grantor hereunder after such date.

         4.23 Fixture Filing. This Deed of Trust shall be effective from the date of its recording as a financing statement filed as a fixture filing with respect to all goods constituting part of the Trust Property which are or are to become fixtures. This Deed of Trust shall also be effective as a financing statement covering minerals or the like (including oil and gas) and is to be filed for record in the Real Estate Records of the county where the Trust Property is situated. The mailing address of Grantor and the address of Beneficiary from which information concerning the security interests may be obtained are set forth in Section 1.22 above.

         4.24 After-Acquired Trust Property. All property acquired by Grantor after the date of this Deed of Trust which by the terms of this Deed of Trust shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Grantor and without further mortgage, conveyance or assignment become subject to the lien and security interest created by this Deed of Trust. Nevertheless, Grantor shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further mortgages, security agreements, financing statements, assignments and assurances as Beneficiary shall require for accomplishing the purposes of this Deed of Trust.

         4.25 No Representation. By accepting delivery of any item required to be observed, performed or fulfilled or to be given to Beneficiary pursuant to the Loan Documents, including, but not limited to, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Beneficiary shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance of delivery thereof shall not be or constitute any warranty, consent or affirmation with respect thereto by Beneficiary.

         4.26 Counterparts. This Deed of Trust may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Deed of Trust may be detached from any counterpart of this Deed of Trust without impairing the





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legal effect of any signatures thereon and may be attached to another counterpart of this Deed of Trust identical in form hereto but having attached to it one or more additional signature pages.

         4.27 Personal Liability. Notwithstanding anything to the contrary contained in this Deed of Trust, the liability of Grantor and its general partners for the Debt and for the performance of the other agreements, covenants and obligations contained herein and in the Loan Documents shall be limited as set forth in Section 3.6 of the Note.

         4.28 Recording and Filing. Grantor will cause the Loan Documents and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and re-filed in such manner and in such places as Beneficiary shall reasonably request, and will pay on demand all such recording, filing, re-recording and re-filing taxes, fees and other charges. Grantor shall reimburse Beneficiary, or its servicing agent, for the costs incurred in obtaining a tax service company to verify the status of payment of taxes and assessments on the Trust Property.

         4.29 Entire Agreement and Modifications. This Deed of Trust and the other Loan Documents contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated. This Deed of Trust and the other Loan Documents may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

         4.30 Maximum Interest. The provisions of this Deed of Trust and of all agreements between Grantor and Beneficiary, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of the Note or otherwise, shall the amount paid, or agreed to be paid ("Interest"), to Beneficiary for the use, forbearance or retention of the money loaned under the Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Grantor and Beneficiary shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit, and if, from any circumstance whatsoever, Beneficiary shall ever receive anything of value deemed Interest by applicable law in





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excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under the Note in the inverse order of its maturity (whether or not then due) or at the option of Beneficiary be paid over to Grantor, and not to the payment of Interest.
All Interest (including any amounts or payments deemed to be Interest) paid or agreed to be paid to Beneficiary shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal balance of the Note so that the Interest thereon for such full period will not exceed the maximum amount permitted by applicable law. This paragraph will control all agreements between Grantor and Beneficiary.

         4.31    INTENTIONALLY OMITTED.

         4.32 Franchise Agreements. The Improvements shall be operated under the terms and conditions of that certain franchise agreement more particularly described in Exhibit D hereto (hereinafter, together with any renewals or replacements thereof, being referred to as the "Franchise Agreement"). Grantor shall (a) pay all sums required to be paid by Grantor under the Franchise Agreement, (b) diligently perform and observe all of the terms, covenants and conditions of the Franchise Agreement on the part of Grantor to be performed and observed to the end that all things shall be done which are necessary to keep unimpaired the rights of Grantor under the Franchise Agreement, and (c) promptly notify Beneficiary of the giving of any notice to Grantor of any default by Grantor in the performance or observance of any of the terms, covenants or conditions of the Franchise Agreement on the part of Grantor to be performed and observed and deliver to Beneficiary a true copy of each such notice. Grantor shall not, without the prior consent of the Beneficiary, surrender the Franchise Agreement or terminate or cancel the Franchise Agreement or modify, change, supplement, alter or amend the Franchise Agreement, in any respect, either orally or in writing, and Grantor hereby assigns to Beneficiary as further security for the payment of the Debt and for the performance and observance of the terms, covenants and conditions of this Deed of Trust, all the rights, privileges and prerogatives of Grantor to surrender the Franchise Agreement or to terminate, cancel, modify, change, supplement, alter or amend the Franchise Agreement in any respect, and any such surrender of the Franchise Agreement or termination, cancellation, modification, change, supplement, alteration or amendment of the Franchise Agreement without the prior written consent of Beneficiary shall be void and of no force and effect. If Grantor shall default in the performance or observance of any material term, covenant or condition of the Franchise Agreement on the part of Grantor to be performed or observed, then, without limiting the generality of the other provisions of this Deed of Trust, and without waiving or releasing Grantor from any of its obligations hereunder, Beneficiary shall





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have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all the terms, covenants and conditions of the Franchise Agreement on the part of Grantor to be performed or observed to be promptly performed or observed on behalf of Grantor, to the end that the rights of Grantor in, to and under the Franchise Agreement shall be kept unimpaired and free from default.
Beneficiary and any person designated by Beneficiary shall have, and are hereby granted, the right to enter upon the Trust Property at any time and from time to time for the purpose of taking any such action. If the franchisor under the Franchise Agreement shall deliver to Beneficiary a copy of any notice sent to Grantor of default under the Franchise Agreement, such notice shall constitute full protection to Beneficiary for any action taken or omitted to be taken by Beneficiary in good faith, in reliance thereon. Grantor shall, from time to time, use its best efforts to obtain from the franchisor under the Franchise Agreement such certificates of estoppel with respect to compliance by Grantor with the terms of the Franchise Agreement as may be requested by Beneficiary. Grantor shall exercise each individual option, if any, to extend or renew the term of the Franchise Agreement upon demand by Beneficiary made at any time within one (1) year of the last day upon which any such option may be exercised, and Grantor hereby expressly authorizes and appoints Grantor its attorney-in- fact to exercise any such option in the name of and upon behalf of Grantor, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest.

         4.33 Cooperation. (a) Grantor acknowledges that Beneficiary and its successors and assigns may (i) sell this Deed of Trust, the Note and other Loan Documents to one or more investors as a whole loan, (ii) participate the loan (the "Loan") secured by this Deed of Trust to one or more investors, (iii) deposit this Deed of Trust, the Note and other Loan Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets or (iv) otherwise sell the Loan or interest therein to investors (the transactions referred to in clauses (i) through (iv) are hereinafter referred to as "Secondary Market Transactions"). Grantor shall cooperate in good faith with Beneficiary in effecting any such Secondary Market Transaction and shall cooperate in good faith to implement all requirements imposed by any rating agency involved in any Secondary Market Transaction (the "Rating Agency") including, without limitation, all structural or other changes to the Loan, modifications to any documents evidencing or securing the Loan, delivery of opinions of counsel acceptable to the rating agency and addressing such matters as the rating agency may require; provided, however, that the Grantor shall not be required to modify any documents evidencing or securing the Loan which would modify (i) the interest rate payable under the Note, (ii) the stated maturity of the Note, (iii) the amortization of principal of the Note, or (iv) any other material





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
economic term of the Note. Grantor shall provide such information and documents relating to Grantor, the Trust Property and any tenants of the Improvements as Beneficiary may reasonably request in connection with a Secondary Market Transaction. Beneficiary shall have the right to provide to prospective investors any information in its possession, including, without limitation, financial statements relating to Grantor, the Trust Property and any tenant of the Improvements. Grantor acknowledges that certain information regarding the Loan and the parties thereto and the Trust Property may be included in a private placement memorandum, prospectus or other disclosure documents.

                 (b) In the event the Loan is included as an asset in a Secondary Market Transaction by Beneficiary or any of its Affiliates, Grantor shall, within ten (10) Business Days after Beneficiary's written request therefor, at Grantor's sole cost and expense, deliver opinions in form and substance and delivered by counsel reasonably acceptable to Beneficiary and the Rating Agency, as may be reasonably required by Beneficiary and/or the Rating Agency in connection with such Secondary Market Transaction including, but not limited to, a reasoned opinion of counsel which concludes that: (i) a State or federal court would recognize and give effect to the separate existence of the Grantor and its principals and each general partner of the Grantor whether it is a corporation, a partnership or in an individual, as the case may be, and accordingly, in a bankruptcy case in which any of such parties is a debtor, such court would not, under bankruptcy law principles or under the corporate law doctrine of "piercing the corporation veil" or the "alter-ego rule," order the substantive consolidation of the assets and liabilities of the Grantor with those of any of its principals or any general partner of the Grantor, and (ii) a bankruptcy trustee of the Grantor or of any of the general partners of the Grantor, as debtor in possession, would not prevail in an action to set aside the placing of the Deed of Trust on the Trust Property as a fraudulent conveyance. Grantor's failure to deliver the opinions required hereby within such ten (10) Business Day period shall constitute an "Event of Default" hereunder.

         4.34 Certain Matters Relating to Trust Property Located in the State of California. With respect to the Trust Property which is located in the State of California, notwithstanding anything contained herein to the contrary:

                 (a) Concerning the Trustee. (i) Should Beneficiary elect to foreclose by exercise of the power of sale herein contained, Beneficiary shall notify Trustee and Trustee shall institute a proceeding or proceedings, by advertisement, judicial process or otherwise, as provided under applicable law, for the complete or partial foreclosure of this Deed of Trust or the complete or partial sale of the Trust Property under the power of sale hereunder or under any applicable provision of law. To the extent permitted by applicable law, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. After each sale, Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Grantor, conveying the Trust Property so sold to the purchaser or purchasers with general warranty of title by Grantor, subject to the Permitted Exceptions and to such Leases and other matters, if any, as Trustee may elect upon request of Beneficiary, and shall receive the proceeds of said sale or sales and apply the same as herein provided. Payment of the purchase price to the Trustee shall satisfy the obligation of the purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. Trustee is specifically empowered to sell or offer for sale the Trust Property in such portions, order and parcels as Beneficiary may request. The power of sale granted herein shall not be exhausted by any sale held hereunder by Trustee or its substitute or successor, and such power of sale may be exercised from time to time and as many times as Beneficiary may deem necessary until all of the Trust Property has been duly sold and all Debt has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of Beneficiary, such sale shall not exhaust the power of sale hereunder and Beneficiary shall have the right to cause a subsequent sale or sales to be made hereunder.

                 (ii) Beneficiary may, by following the procedures and satisfying the requirements prescribed by applicable law, request Trustee to foreclose on only a portion of the Trust Property and, in such event, said foreclosure shall not affect the lien of this Deed of Trust on the remaining portion of the Trust Property not foreclosed. The sale by Trustee of less than the whole of the Trust Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Trust Property shall be sold. If the proceeds of such sale of less than the whole of the Trust Property shall be less than the aggregate of the Debt secured hereby and the expense of executing this trust as provided herein, this Deed of Trust and the lien hereof shall remain in full force and effect as to the unsold portion of the Trust Property just as though no sale had been made, provided that Grantor shall never have the right to require the sale of less than the whole of the Trust Property but Beneficiary shall have the right, at its sole election, to request Trustee to sell less than the whole of the Trust Property.

                 (iii) Trustee may, after any request or direction of Beneficiary, sell not only the real property but also the personal property and other interests which are a part of the Trust Property, or any part thereof, as a unit and as a part of a single sale, or may sell any part of the Trust Property separately from the remainder of the Trust Property.

                 (iv) Any and all statements of fact or other recitals made in any deed or deeds given by Trustee or any successor or substitute appointed hereunder as to nonpayment of the secured Debt or as to the occurrence of any default, or as to Beneficiary having declared all of the secured Debt to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee or any successor or substitute appointed hereunder, or as to the appointment of any successor or substitute trustee, or as to any other act or thing having been duly done by Beneficiary or by such Trustee, substitute or successor, shall be taken as prima facia evidence of the truth of the facts so stated and recited.

                 (v) Trustee or its successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held b Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, its successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute trustee thereafter appointed may complete the sale and the conveyance of the Trust Property pursuant thereto as if such notice had been given by the successor or substitute trustee conducting the sale.

                 (vi) At the option of Beneficiary, this instrument shall be effective as a mortgage as well as a deed of trust and upon the occurrence of an event of default may be foreclosed as to any of the Trust Property in any manner permitted by the laws of the state in which any part of the Trust Property is situated, and any foreclosure suit may be brought by Trustee or by Beneficiary. To the extent, if any, required to cause this instrument to be so effective as a mortgage as well as a deed of trust, Grantor hereby mortgages the Trust Property to Beneficiary. In the event a foreclosure hereunder shall be commenced by Trustee, or its substitute or successor, Beneficiary may at any time before the sale of the Trust Property direct Trustee to abandon the sale, and may then institute suit for the collection of the Note and the other secured indebtedness and for the foreclosure of this Deed of Trust. It is agreed that if Beneficiary should institute a suit for the collection of the Note or any other secured indebtedness and for the foreclosure of this Deed of Trust, Beneficiary may at any time before the entry of a final judgment in said suit dismiss the same and require Trustee, its substitute or successor, to sell the Trust Property in accordance with the provisions of this Deed of Trust.

                 (vii) Beneficiary shall have the right to become the purchaser at any sale held by Trustee or its substitute or successor or by a receiver or public officer or at public sale, and shall have the right to credit upon the amount of the bid made





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
therefor, to the extent necessary to satisfy such bid, the secured indebtedness owing to Beneficiary.

                 (viii) Beneficiary shall have the right to proceed with foreclosure (judicial or non-judicial) of the liens and security interests hereunder without declaring the entire secured Debt due, and in such event any such foreclosure sale may be made subject to the unmatured part of the secured Debt. Any such sale shall not in any manner affect the unmatured part of the secured Debt, but as to such unmatured part this Deed of Trust shall remain in full force and effect as though no sale had been made. The proceeds of such sale shall be applied as provided in Section 3.2, except that the amount paid under Section 3.2(c) shall be only the matured portion of the secured Debt and any proceeds of such sale in excess of those provided for in clauses (a) through (c) of Section 3 (modified as provided above) shall be applied to the prepayment of any other secured Debt in such manner and order and to such extent as Beneficiary deems advisable; the remainder, if any, shall be applied as provided in Section 3.2(d) hereof. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the secured indebtedness.

                 (b) Acceptance by Trustee. Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or of any action or proceeding in which Grantor, Beneficiary or Trustee shall be a party unless brought by Trustee.

                 (c) Rights and Duties. It shall be no part of the duty of Trustee to see to any recording, filing or registration of this Deed of Trust or any other instrument in addition or supplemental hereto, or to give any notice thereof, or to see to the payment of or be under any duty in respect of any tax or assessment or other governmental charge which may be levied or assessed on the Trust Property, or any part thereof, or against Trustee, or to see to the performance or observance by Trustee of any of the covenants and agreements contained herein. Trustee shall not be responsible for the execution, acknowledgement or validity of this Deed of Trust or of any instrument in addition or supplemental hereto or for the sufficiency of the security purported to be created hereby, and makes no representation in respect thereof or in respect of the rights of Beneficiary. Trustee shall have the right to advice of counsel upon any matters arising hereunder and shall be fully protected in relaying as to legal matters on the advice of counsel. Trustee shall not incur any personal liability hereunder except for its own gross negligence or willful misconduct and Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder and believed by Trustee in good faith to be genuine.





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
                 (d) Subrogation to Existing Liens; Vendor's Lien. To the extent that proceeds of the Note are used to pay Debt secured by any outstanding lien, security interest, charge or prior encumbrance against the Trust Property, such proceeds have been advanced by Beneficiary at Trustee's request, and Beneficiary shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, however remote, irrespective of whether said liens, security interests, charges or encumbrances are released, and all of the same are recognized as valid and subsisting and are renewed and continued and merged herein to secured the Debt, but the terms and provisions of this Deed of Trust shall govern and control the manner and terms of enforcement of the liens, security interests, charges and encumbrances to which Beneficiary is subrogated hereunder. It is expressly understood that, in consideration of the payment of such indebtedness by Beneficiary, Grantor hereby waives and releases all demands and causes of action for offsets and payments in connection with the said indebtedness. If all or any portion of the proceeds of the loan evidenced by the Note or of any other secured indebtedness has been advanced for the purpose of paying the purchase price for all or a part of the Trust Property, no vendor's lien is waived; and Beneficiary shall have, and is hereby granted, a vendor's lien on the Trust Property as cumulative additional security for the secured indebtedness. Beneficiary may foreclose under this Deed of Trust or under the vendor's lien without waiving the other or may foreclose under both.

                 (e) Substitute Trustee. Trustee may resign by an instrument in writing addressed to Beneficiary, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Beneficiary. In case of the death, resignation, removal or disqualification of Trustee, or if for any reason Beneficiary shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Beneficiary shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by Beneficiary, and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the Debt secured hereby has been paid in full, or until the Trust Property is fully and finally sold hereunder. In the event that the Debt is owned by more than one person or entity, the holder or holders of not less than a majority in amount of such indebtedness shall have the right and authority to make the appointment of a successor or substitute trustee as provided for in the preceding sentence or to remove Trustee as provided in the first sentence of this Section. Such appointment and designation by Beneficiary, or by the holder or holders of not less than a majority of the Debt secured hereby, shall be full evidence of the





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
right and authority to make the same and of all facts therein recited. If Beneficiary is a corporation or association or trust and such appointment is executed in its behalf by an officer or trustee of such corporation or association or trust, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation or association or trust. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Trust Property shall vest in the named successor or substitute trustee, and it shall thereupon succeed to and shall hold, possess and execute, all of the rights, powers, privileges, immunities and duties herein conferred upon Trustee; but, nevertheless, upon the written request of Beneficiary or of the successor or substitute trustee, the trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute trustee all of the estate and title in the Trust Property of the trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee, and shall duly assign, transfer and deliver any of the properties and moneys held by said trustee hereunder to said successor or substitute trustee. All references herein to "Trustee" shall be deemed to refer to Trustee (including any successor substitute appointed and designated as herein provided) from time to time acting hereunder.

                 (f) No Liability of Trustee. TRUSTEE SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT OR ACT DONE BY TRUSTEE IN GOOD FAITH, OR BE OTHERWISE RESPONSIBLE OR ACCOUNTABLE UNDER ANY CIRCUMSTANCES WHATSOEVER (INCLUDING TRUSTEE'S NEGLIGENCE), EXCEPT FOR TRUSTEE'S GROSS NEGLIGENCE OR MISCONDUCT. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by it hereunder, believed by it in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by it hereunder. Trustee hereby ratifies and confirms any and all acts which the herein-named Trustee or its successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof.

         4.35 Certain Matters Relating to Trust Property Located in the State of Missouri. With respect to the Trust Property which is located in the State of Missouri, notwithstanding anything contained herein to the contrary:

                 (a) Upon the occurrence of an Event of Default, Trustee at any time, at Trustee's option, may commence and maintain suit in any court of competent jurisdiction and obtain the aid and direction of said court in the execution by the Trustee of the trusts or any of them, herein expressed or contained, and, in such suit, may obtain the orders or decrees, interlocutory or final of said court directing the exexcution of said trusts, and confirming and approving Trustee's acts, or any of them, or any sales of conveyances made by Trustee, and adjudging the validity thereof, and directing that the purchasers of the Trust Property sold and conveyed be let into immediate possession thereof, and providing for orders of court or other process requiring the Sheriff of the county in which said Trust Property is situated to place and maintain said purchasers in quiet and peaceable possession of the property so purchased by them, and the whole thereof.

                 (b) Trustee hereby lets the Trust Property to Grantor and assisns until this Deed of Trust is released and satisfied or until the occurrence of an Event of Default, on the following terms: Grantor and all persons claiming or possessing the Trust Property or any part thereof shall pay rent therefore during the term at one cent (1c.) per month payable upon demand, and shall and will surrender peaceful possession of the Trust Property, and every party thereof, to Trustee immediately on the occurrence of an Event of Default and without notice or demand therefore, and thereupon Trustee shall be entitled to the rents, revenues, incomes and profits therefrom as hereinabove provided; provided nothing in this Deed of Trust shall be construed to prevent Beneficiary from having and taking every legal means to enforce payment of the Note, and each installment thereof, without having first enforced this Deed of Trust; provided that if Grantor shall well and truly pay or cause to be paid to Beneficiary, the Note, and perform all and singular the several covenants and agreements herein set forth, and if the amounts expended as aforesaid shall be repaid on demand as aforesaid, then this trust shall cease and be void and the property hereinbefore conveyed shall be released at the cost of the Grantor.

                 BALANCE OF THIS PAGE LEFT INTENTIONALLY BLANK

         IN WITNESS WHEREOF, Grantor has executed this Deed of Trust on the day and year first written above.


                                           GRANTOR:
                                           -------


                                           CROSSHOST, INC.
                                           a Delaware corporation


                                                                       *
                                           By:   /s/ MICHAEL S. McNULTY
                                               ------------------------------
                                               Name: Michael S. McNulty
                                               Title: President





*
 Substantially similar agreements executed for each of the Transferred Properties located in the States of California and Missouri.

STATE OF TEXAS    )
                  ) SS.:
COUNTY OF DALLAS  )



         Personally appeared before me, the undersigned authority in and for the said county and state, on this 11th day of September, 1996, within my jurisdiction, the within named Michael S. McNulty, who acknowledged that (he)
(she) is President of Crosshost, Inc., a Maryland corporation, and that for and on behalf of the said corporation, and as its act and deed (he) (she) executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.


                                                         BECKY ETTER
                                                   -------------------------
                                                        Notary Public


My commission expires:

September 29, 1999
- ---------------------
(Affix official seal, if applicable)

                                   EXHIBIT A

                               Legal Description




A Parcel of land situated in Rose Farm New Orchards in the Southeast Quarter of
Section 12, Township 7 South, Range 9 West, Jackson County, Mississippi, and being more particularly described as follows:

Commencing at an iron pipe found at a fence corner at the point of intersection of the East margin of Tucker Road with the South line of Lot 18, Rose Farm New Orchards; thence along a curve of said East margin of Tucker Road to the left, having a radius of 1135.12 feet and an arc length of 130.40 feet, to the point of beginning, being N 15degrees26'17" West 130.33 feet; thence further along a curve of said East margin to the left, having a radius of 1135.12 feet and an arc length of 316.24 feet to an iron pipe found being N 26degrees42'34" West
315.22 feet; and lying on the South line of Section "B", Rose Farm West Orchards; thence along said South line of Section "B", N 89degrees35'38" East
506.56 feet; thence S 00degrees24'32" East 282.58 feet; thence S 89degrees35'38" West 366.88 feet to the point of beginning.





         PART OF LOT 18 OF ROSE FARM NEW ORLEANS OF SECTION 12, TOWNSHIP 7 SOUTH, RANGE 9 WEST, JACKSON COUNTY, MISSISSIPPI




                                           Signed for Identification


                                           ---------------------------------
                                           Name:
                                           Title:

                                   EXHIBIT B

                         Cross-collateralized Property


Those certain Deeds of Trust and Security Agreement (each, "Deed of Trust") between CrossHost, Inc. ("Grantor") and CS First Boston Mortgage Capital Corporation ("Beneficiary") dated as of the date hereof, which are secured by properties located in Poplar Bluff, MO, Minor, MO, San Diego, CA, and Ocean Springs, Miss.


Those certain Mortgage and Security Agreements (each, "Mortgage") between CrossHost, Inc. ("Mortgagor") and CS First Boston Mortgage Capital Corporation ("Mortgagee") dated as of the date hereof which are secured by properties located in Somerset, KY, Rock Falls, IL, Tallahassee, FL, Sarasota, FL and Destin, FL.

                                   EXHIBIT C

                             Allocated Loan Amount




         The Sleep Inn, Ocean Springs, Mississippi Allocated Loan Amount is Two Million One Hundred Thousand and NO/100 Dollars ($2,100,000.00).

                                   EXHIBIT D

                              Franchise Agreement



         That certain Franchise Agreement between Choice Hotels International, Inc. and Ocean Springs Hotel Company dated January 28, 1994 for property located in Ocean Springs, Mississippi.

                                   EXHIBIT E

                              FF&E Reserve Deposit



         The Sleep Inn, Ocean Springs, Mississippi monthly FF&E Reserve Deposit is Four Thousand and Seventy-Six and NO/100 Dollars ($4,076.00)